UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23100

BERNSTEIN FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Stephen M. Woetzel

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: September 30, 2023

Date of reporting period: September 30, 2023

ITEM 1. REPORTS TO STOCKHOLDERS.

BERNSTEIN FUND, INC.

Small Cap Core Portfolio

International Small Cap Portfolio

International Strategic Equities Portfolio

ANNUAL REPORT

SEPTEMBER 30, 2023

Before investing in any portfolio of the Bernstein Fund, Inc., a prospective investor should consider carefully the portfolio’s investment objectives and policies, charges, expenses and risks. These and other matters of importance to prospective investors are contained in the portfolios’ prospectus, an additional copy of which may be obtained by visiting our website at www.Bernstein.com and clicking on “Investments”, found in the footer, then “Mutual Fund Information—Prospectuses, SAIs and Shareholder Reports” or by calling your financial advisor or by calling Bernstein’s mutual fund shareholder help line at 212.756.4097. Please read the prospectus carefully before investing.

For performance information current to the most recent month-end, please call (collect) 212.486.5800.

This shareholder report must be preceded or accompanied by the Bernstein Fund, Inc. prospectus for individuals who are not shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit www.AllianceBernstein.com, or go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at 800.227.4618.

The Fund will file its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov.

Investment Products Offered: • Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Portfolio Manager Commentary (Unaudited)

To Our Shareholders—November 15, 2023

On the following pages, you will find the 2023 annual report for the Portfolios (collectively, the “Portfolios”, and individually, a “Portfolio”) of the Bernstein Fund, Inc. (the “Bernstein Fund”). The annual report covers the six- and 12-month periods ended September 30, 2023, and includes financial statements as well as notes to the financial statements, information about the recent performance of the Portfolios and a listing of each Portfolio’s holdings as of the period end.

What a difference a year makes. When we sent out our update a year ago, the stock market was touching its lowest point in almost two years. Since then, it’s rallied strongly, even in the face of numerous scary headlines, from a crisis in several regional banks to the debt ceiling and government shutdown standoffs.

The economy, too, remains strong—perhaps even surprisingly so. Inflation has steadily tracked lower, though it remains above the Fed’s target. After-inflation wage growth has turned from negative to positive and the aggregate paycheck for American workers has risen steadily as that wage growth has combined with more workers returning to the workforce and finding jobs. That’s eased the pressure in the labor market without disrupting it. In fact, while we can’t say for sure that a “soft landing” lies ahead for the economy, it certainly has been on that path for the past two or three quarters.

In our spring update, we wrote about the dollar weakening after an incredible rise in value against other currencies in 2022. That weakening has reversed somewhat in the past six months, but the dollar remains down around 5% over the past year.

Global equities have risen around 20% over the past twelve months. Part of that has come from a reversal in sentiment after last fall’s lows. Part has come from a combination of hope and hype surrounding artificial intelligence and trillions of dollars of value being added to the stocks of a few leading US technology companies.

Bonds have been more challenged, as persistent economic strength has led to further interest rate increases by the Federal Reserve and other central banks and led the market to anticipate better growth and higher rates over the medium to long term. That has driven 10-year Treasury bond yields up by 0.75 percentage points to 4.57%, with most of that move happening in August and September.

Our portfolio managers continue to track both the opportunities and the risks to the economy and market from here. We’re watching for any signs of economic acceleration or deceleration that could drive interest rates higher or foreshadow an upturn or downturn in the economy, monitoring the situation in Israel and Gaza for any signs of outward expansion, and keeping an eye on China’s actions to support its economy. These managers will constantly adjust portfolios to incorporate the latest information.

Thank you for your continued confidence in our approach.

If you have any questions about your investments in the Portfolios, please contact your Bernstein Advisor by calling 212.756.4097, or visit www.Bernstein.com. As always, we are firmly dedicated to your investment success.

Sincerely,

Alexander Chaloff

President

Bernstein Fund, Inc.

Small Cap Core Portfolio

Investment Objectives and Strategy

The Portfolio seeks to provide long-term growth of capital. The Portfolio invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small-capitalization companies or other securities or instruments with similar economic characteristics, including derivatives related to equity securities. Equity securities are primarily common stocks, although, for purposes of the 80% policy, equity securities may also include preferred stocks, warrants, convertible securities, sponsored or unsponsored American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) and equity real estate investment trusts (“REITs”). You will be notified at least 60 days prior to any change to the Portfolio’s 80% investment policy.

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2023 Annual Report	1

Portfolio Manager Commentary (continued)

AllianceBernstein L.P. serves as the Portfolio’s investment manager (the “Adviser”). The Adviser invests the assets of the Portfolio primarily in a diversified portfolio of equity securities of small-capitalization companies located in the US. The Portfolio defines small-capitalization companies as those that, at the time of investment, fall within the capitalization range between the smallest company in the Russell 2000 Index (“Russell 2000”) and the largest company in the Russell 2000. The market capitalization of the companies included in the Portfolio’s definition of “small-capitalization” companies changes over time as the capitalization of the securities included in the Russell 2000 changes.

The Adviser utilizes both quantitative analysis and fundamental research to determine which securities will be held by the Portfolio and to manage risk. The Adviser applies quantitative analysis to all of the securities in the Portfolio’s research universe, which is composed primarily of securities in the Portfolio’s benchmark. Those securities that score highly on this quantitative analysis are then screened to eliminate those securities that the Adviser is recommending against purchasing based on its fundamental research, and a portfolio is constructed from the remaining highly ranked securities based on diversification and risk considerations. In its quantitative analysis, the Adviser considers a number of metrics that have historically provided some indication of favorable future returns, including metrics relating to valuation, quality, investor behavior and earnings growth. In general, stocks are purchased when, in the view of the Adviser, they provide the highest expected returns, considering their contribution to the estimated risk of the Portfolio’s existing investments. Typically, growth in the size of a company’s market capitalization relative to other domestically traded companies does not cause the Adviser to dispose of the security. The Adviser expects to seek to manage the overall portfolio volatility of the Portfolio relative to the Russell 2000 by favoring securities that offer the best balance between return and targeted risk.

The Portfolio may also invest in exchange-traded funds (“ETFs”) and other investment companies from time to time.

The Portfolio expects to utilize derivatives, such as options, futures contracts, forwards and swaps. For example, the Portfolio may use stock index futures contracts to equitize cash. Derivatives may provide a more efficient and economical exposure to market segments than direct investments, and may also be a more efficient way to alter the Portfolio’s exposure.

Investment Results

The table on page 10 shows the Portfolio’s performance compared with its benchmark, the Russell 2000 Index, for the six- and 12-month periods ended September 30, 2023. The table also includes the Portfolio’s peer group, as represented by the Lipper Small-Cap Core Funds Average (the “Lipper Average”). Funds in the Lipper Average have generally similar investment objectives to the Portfolio, although some of the funds may have different investment policies and sales and management fees and fund expenses.

During the 12-month period, all share classes of the Portfolio outperformed the benchmark and Lipper Average, with SCB Class shares ending the period with an increase of 14.07% versus 8.93% for the Russell 2000 Index and 12.77% for the Lipper Average. Also, during the six-month period, all share classes of the Portfolio outperformed against the benchmark and Lipper Average, with SCB Class shares returning 1.78% versus the Russell 2000 Index decline of 0.19% and flat performance of the Lipper Average.

The US small-cap market increased during the current reporting period as the year began with moderating expectations of US Federal Reserve interest rate increases. Many central banks around the globe increased rates by less than expected and a softer-than-expected Consumer Price Index and Purchasing Managers’ Index gave investors optimism that rate increases would moderate. Additionally, China’s curtailment of its zero-COVID policy initially raised hopes of support to the global economy. Later in the year, renewed labor market strength, less traction from a rebounding Chinese economy than expected and the threat of US government default raised doubts of a well-orchestrated soft landing.

The Portfolio continues to maintain strategic exposures to attractive valuation, high-profitability and positive-sentiment stocks, which tend to outperform over the long-term. During the 12-month reporting period, the Portfolio’s exposure to securities that were larger than the benchmark on average, with high asset turnover and with attractive valuation contributed to performance, relative to the benchmark. Exposure to stock price momentum, profitability and investor sentiment detracted. Sector selection contributed due to an overweight to industrials and technology, while an underweight to health care and an overweight to energy detracted. Security selection was also positive, as selection within financials and industrials contributed, while selection within health care and consumer staples detracted.

(Portfolio Manager Commentary continued on next page)

2	Bernstein Fund, Inc.

Portfolio Manager Commentary (continued)

The Portfolio used derivatives in the form of futures for hedging purposes, which detracted for the six-month period but contributed for the 12-month period.

International Small Cap Portfolio

Investment Objective and Strategy

The Portfolio seeks to provide long-term growth of capital. The Portfolio invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small-capitalization companies or other securities or instruments with similar economic characteristics, including derivatives related to equity securities. Equity securities are primarily common stocks, although, for purposes of the 80% policy, equity securities may also include preferred stocks, warrants, convertible securities, sponsored or unsponsored ADRs and GDRs and equity REITs. You will be notified at least 60 days prior to any change to the Portfolio’s 80% investment policy.

AllianceBernstein L.P. serves as the Portfolio’s Adviser. The Adviser invests the assets of the Portfolio primarily in a diversified portfolio of equity securities of small-capitalization companies located outside of the United States. Under normal circumstances, at least 65% of the Portfolio’s net assets are invested in companies located outside of the United States. The Portfolio defines small-capitalization companies as those that, at the time of investment, have market capitalizations within the market capitalization range of the Portfolio’s benchmark, the Morgan Stanley Capital International (“MSCI”) All Country World Index (“ACWI”) ex USA Small Cap Index. The market capitalization of the companies included in the Portfolio’s definition of “small-capitalization” companies changes over time as the capitalization of the securities included in the MSCI ACWI ex USA Small Cap changes.

The Portfolio’s exposure to non-US companies may change over time based on the Adviser’s assessment of market conditions and the investment merit of non-US issuers. Under normal circumstances, the Adviser invests in companies located in at least three countries other than the United States and expects to have exposure to issuers in several different countries. In determining a company’s location for purposes of the Portfolio’s investment policies and restrictions, the Adviser may consider: (1) the place of domicile, (2) where the company has an established presence and conducts its business and (3) where the company conducts a significant part of its economic activities. The Portfolio may invest in both developed and emerging-market countries and, at times, may invest significantly in emerging markets.

The Adviser seeks to identify attractive investment opportunities primarily through its fundamental investment research or quantitative analysis. In applying its fundamental research, the Adviser generally seeks to identify companies that possess both attractive valuation and compelling company- and/or industry-level investment catalysts. In applying its quantitative analysis, the Adviser typically considers a number of metrics that historically have provided some indication of favorable future returns, including metrics related to valuation, quality, investor behavior and corporate behavior. Utilizing these resources, the Adviser expects to allocate the Portfolio’s assets among issuers, industries and geographic locations to attempt to create a diversified portfolio of investments.

The Portfolio may invest in established companies and also in new and less-seasoned issuers. The Portfolio may also invest in ETFs and other investment companies from time to time.

The Portfolio expects to utilize derivatives, such as options, futures contracts, forwards and swaps. For example, the Portfolio may invest in currency derivatives as discussed below and in futures contracts to gain exposure to certain markets. Derivatives may provide a more efficient and economical exposure to market segments than direct investments, and may also be a more efficient way to alter the Portfolio’s exposure.

Fluctuations in currency exchange rates can have a dramatic impact on the returns of foreign equity securities. The Adviser may employ currency hedging strategies, including the use of currency-related derivatives, to seek to reduce currency risk in the Portfolio, but it is not required to do so. The Adviser may also take long and short positions in currencies or related derivatives for investment purposes, independent of any security positions. The Adviser may use stock index futures contracts to gain access to certain markets.

Investment Results

The table on page 11 shows the Portfolio’s performance compared with its benchmark, the MSCI ACWI ex USA Small Cap (net), for the six- and 12-month periods ended September 30, 2023. The table also includes the Portfolio’s peer group, as represented by the Lipper International Small/Mid-Cap Core Funds Average. Funds in the Lipper Average have generally similar investment objectives to the Portfolio, although some of the funds may have different investment policies and sales and management fees and fund expenses.

For the 12-month period, all share classes of the Portfolio outperformed the benchmark and underperformed the Lipper

(Portfolio Manager Commentary continued on next page)

2023 Annual Report	3

Portfolio Manager Commentary (continued)

Average. Stock and sector selection, as well as country allocation contributed, relative to the benchmark, while currency exposures detracted from overall returns. Security selection within communication services, consumer discretionary and industrials contributed significantly due to strong earnings growth. There were no significant detractors during the period.

Over the six-month period, all share classes of the Portfolio underperformed the benchmark and the Lipper Average. Stock selection within real estate and energy detracted from relative performance, while continued worries around office properties and rising energy prices was a headwind offsetting stronger stock selection within the communications services sector. Country selection contributed to relative returns due to an overweight to Japan and an underweight to China. The Portfolio’s Senior Investment Management Team continued to manage currency exposure to be neutral, which has helped to reduce detraction from currency.

The Portfolio used derivatives in the form of currency forwards for hedging purposes, which had no material impact on absolute performance for the six-month period, and detracted for the 12-month period.

International Strategic Equities Portfolio

Investment Objective and Strategy

The Portfolio seeks to provide long-term growth of capital. The Portfolio invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities or other securities or instruments with similar economic characteristics, including derivatives related to equity securities. Equity securities are primarily common stocks, although, for purposes of the 80% policy, equity securities may also include preferred stocks, warrants, convertible securities, sponsored or unsponsored ADRs and GDRs and equity REITs. You will be notified at least 60 days prior to any change to the Portfolio’s 80% investment policy.

AllianceBernstein L.P. serves as the Portfolio’s Adviser. The Adviser invests the assets of the Portfolio primarily (under normal circumstances, at least 65% of net assets) in equity securities of issuers in countries that make up the MSCI ACWI ex USA, which includes both developed- and emerging-market countries. The Portfolio focuses on securities of large-cap and mid-cap companies. The Adviser expects to allocate fund assets among issuers in many foreign countries, but not necessarily in the same proportion that the countries are represented in the MSCI ACWI ex USA and may invest in issuers in countries outside of the MSCI ACWI ex USA. The Portfolio’s exposure among non-US countries may change over time based on the Adviser’s assessment of market conditions and the investment merit of particular non-US issuers. Under normal circumstances, the Adviser invests in companies located in at least three countries other than the United States and expects to have exposure to issuers in several different countries. In determining a company’s location for purposes of the Portfolio’s investment policies and restrictions, the Adviser may consider: (1) the place of domicile, (2) where the company has an established presence and conducts its business and (3) where the company conducts a significant part of its economic activities. The Portfolio may, at times, invest significantly in emerging markets.

The Adviser utilizes both fundamental and quantitative research to both determine which securities will be held by the Portfolio and to manage risk. In applying its quantitative analysis, the Adviser considers a number of metrics that have historically provided some indication of favorable future returns, including metrics relating to valuation, quality, investor behavior and corporate behavior. Utilizing these resources, the Adviser expects to allocate the Portfolio’s assets among issuers, industries and geographic locations to attempt to create a diversified portfolio of investments.

The Portfolio may also invest in ETFs and other investment companies from time to time.

The Portfolio expects to utilize derivatives, such as options, futures contracts, forwards and swaps. For example, the Portfolio may invest in currency derivatives as discussed below and in futures contracts to gain exposure to certain markets. Derivatives may provide a more efficient and economical exposure to market segments than direct investments, and may also be a more efficient way to alter the Portfolio’s exposure.

Fluctuations in currency exchange rates can have a dramatic impact on the returns of foreign equity securities. The Adviser may employ currency hedging strategies, including the use of currency-related derivatives, to seek to reduce currency risk in the Portfolio, but it is not required to do so. The Adviser may also take long and short positions in currencies or related derivatives for investment purposes, independent of any security positions. The Adviser may use stock index futures contracts to gain access to certain markets.

Investment Results

The table on page 12 shows the Portfolio’s performance compared with its benchmark, the MSCI ACWI ex USA (net),

(Portfolio Manager Commentary continued on next page)

4	Bernstein Fund, Inc.

Portfolio Manager Commentary (continued)

for the six- and 12-month periods ended September 30, 2023. The table also includes the Portfolio’s peer group, as represented by the Lipper International Multi-Cap Core Funds Average. Funds in the Lipper Average have generally similar investment objectives to the Portfolio, although some of the funds may have different investment policies and sales and management fees and fund expenses.

During the 12-month period, all share classes of the Portfolio underperformed the benchmark and the Lipper Average. Sector selection was negative, relative to the benchmark, mainly from an underweight to the financials sector, which outperformed on higher interest rates. Country selection was positive, as overweights to Denmark, Spain and Zambia contributed, while an underweight to Canada detracted. Stock selection was negative, impacted by the underperformance of Chilean lithium producer Sociedad Química y Minera de Chile on weaker lithium prices, UK tobacco company BAT, which saw profit-taking after a strong 2022 and a number of Chinese holdings given the slowing post-COVID reopening trend.

During the six-month period, all share classes of the Portfolio similarly underperformed the benchmark and the Lipper Average. Sector selection was positive, helped by an underweight to the communications services sector, which underperformed as many Chinese internet companies came under pressure. Country selection was also positive, due to an overweight to Japan, which is benefiting from a weak yen, better earnings growth and improved corporate governance; and underweights to Hong Kong and Canada, which underperformed. Stock selection was negative, due to the underperformance of luxury names LVMH Moët Hennessy Louis Vuitton and Burberry, and also detractions from the technology and materials sectors.

The Portfolio used derivatives in the form of currency forwards for hedging purposes, which added to absolute returns for the six-month period, and detracted for the 12-month period.

2023 Annual Report	5

Disclosures and Risks (Unaudited)

Benchmark Disclosures

None of the following indices or averages reflects fees and expenses associated with the active management of a mutual fund portfolio. The Russell 2000® Index measures the performance of the small-cap segment of the US equity universe. The MSCI ACWI ex USA Small Cap (net) measures the performance of the small-cap market segment across 22 of 23 developed markets (excluding the US) and 24 emerging-market countries. The MSCI ACWI ex USA (net, free float-adjusted, market capitalization weighted) represents the equity market performance of developed and emerging markets, excluding the United States. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. Investors cannot invest directly in an index, and their results are not indicative of the performance for any specific investment, including the Portfolios.

A Word About Risk

All Portfolios:

The share price of the Portfolios will fluctuate and you may lose money. There is no guarantee that the Portfolios will achieve their investment objectives.

Cybersecurity Risk: As the use of the internet and other technologies has become more prevalent in the course of business, the Portfolios have become more susceptible to operational and financial risks associated with cybersecurity. Cybersecurity incidents can result from deliberate attacks such as gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption, or from unintentional events, such as the inadvertent release of confidential information. Cybersecurity failures or breaches of the Portfolios or their service providers or the issuers of securities in which the Portfolios invest have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Portfolio shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. While measures have been developed which are designed to reduce the risks associated with cybersecurity, there is no guarantee that those measures will be effective, particularly since the Portfolios do not control the cybersecurity defenses or plans of their service providers, financial intermediaries and companies in which they invest or with which they do business.

Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to Portfolio or shareholder assets, Portfolio or customer data (including private shareholder information), or proprietary information, or cause a Portfolio, the Adviser, and/or the Portfolios’ service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality, or prevent Portfolio investors from purchasing, redeeming or exchanging shares or receiving distributions. A Portfolio and the Adviser have limited ability to prevent or mitigate cybersecurity incidents affecting third-party service providers. Cybersecurity incidents may result in financial losses to such Portfolio and its shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents.

Sector Risk: The Portfolios may have more risk because of concentrated investments in a particular market sector, such as the financials, consumer discretionary, information technology or industrials sector. Market or economic factors affecting that sector could have a major effect on the value of the Portfolios’ investments.

Market Risk: The Portfolios are subject to market risk, which is the risk that stock prices in general or in particular countries or sectors may decline over short or extended periods. Stock prices may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest-rate, currency and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer- and sector-specific considerations; public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts; cybersecurity events; market disruptions caused by tariffs; trade disputes; measures to address budget deficits; downgrading of sovereign debt; sanctions or other government actions; and other factors.

Economies and financial markets throughout the world are becoming increasingly interconnected. Economic, financial or

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6	Bernstein Fund, Inc.

Disclosures and Risks (continued)

political events, trading and tariff arrangements, armed conflict, including Russia’s military invasion of Ukraine, terrorism, natural disasters (including the spread of infectious illness) and other circumstances in one country or region could have profound impacts on global economies or markets. Following Russia’s recent invasion of Ukraine, the United States, the European Union and the regulatory bodies of certain other countries instituted numerous sanctions against certain Russian individuals and Russian entities. These sanctions, and other intergovernmental actions that may be undertaken against Russia in the future, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of Russian stocks. These sanctions could result in the immediate freeze of Russian securities, including securities in the form of ADRs, impairing the ability of the Portfolios to buy, sell, receive or deliver those securities. Retaliatory action by the Russian government could involve the seizure of US and/or European residents’ assets and any such actions are likely to impair the value and liquidity of such assets. The continued disruption of the Russian economy has had severe adverse effects on the region and beyond, including significant negative impacts on the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors. As a result, whether or not the Portfolios invest in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolios’ investments may be negatively affected.

Illiquid Investments Risk: Illiquid investments risk exists when particular investments are difficult or impossible to purchase or sell, possibly preventing the Portfolios from purchasing or selling these securities at an advantageous price. In certain cases, governmental actions could prevent sales of securities or repatriation of proceeds. Illiquid securities may also be difficult to value. If the Portfolios are forced to sell an illiquid asset to meet redemption requests or other cash needs, or to try to limit losses, the Portfolios may be forced to sell at a substantial loss or may not be able to sell at all.

Redemption Risk: The Portfolios may experience heavy redemptions that could cause the Portfolios to liquidate their assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the Portfolios’ net asset value, or performance, which could cause the value of your investment to decline. Redemption risk is heightened during periods of overall market turmoil.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small- and mid-capitalization companies may have additional risks because these companies may have limited product lines, markets or financial resources. The prices of securities of small- and mid-capitalization companies generally are more volatile than those of large-capitalization companies and are more likely to be adversely affected than large-capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession. Securities of small- and mid-capitalization companies may underperform large-capitalization companies, may be harder to sell at times or at prices the portfolio managers believe appropriate and may have greater potential for losses.

Allocation Risk: The Portfolios may seek to focus on different investment disciplines or factors at different times as a means to achieve their investment objectives. In the event that the investment disciplines or factors to which the Portfolios have greater exposure perform worse than the investment disciplines or factors with less exposure, the Portfolios’ returns may be negatively affected.

Derivatives Risk: The Portfolios may use derivatives in currency hedging as well as for direct investments to gain access to certain markets, earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. While hedging can guard against potential risks, there is also a risk that a derivative intended as a hedge may not perform as expected. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolios. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument, which could cause the Portfolios to suffer a (potentially unlimited) loss. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted as margin or collateral for derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolios more volatile and can compound other risks. Derivatives, especially over-the-counter

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Disclosures and Risks (continued)

derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Portfolios. The US government and certain foreign governments have adopted regulations governing derivatives markets, including mandatory clearing of certain derivatives as well as additional regulations governing margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.

Management Risk: The Portfolios are subject to management risk because they are actively managed investment portfolios. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but these techniques, analyses and decisions may not work as intended or may not produce the desired results, and may, during certain periods, result in increased volatility for the Portfolios or cause the value of the Portfolios’ shares to go down. In some cases, derivatives and other investment techniques may be unavailable, or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolios. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected. In addition, the Adviser may change the Portfolios’ investment strategies or policies from time to time. Those changes may not lead to the results intended by the Adviser and could have an adverse effect on the Adviser and could also have an adverse effect on the value or performance of the Portfolios.

Real Estate Related Securities Risk: Investing in real estate related securities includes, among others, the following risks: possible declines in the value of real estate; risks related to general and local economic conditions, including increases in the rate of inflation; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. In addition, global climate change may have an adverse effect on property and security values and may exacerbate the risks of natural disasters. The COVID-19 pandemic has also impacted certain real estate sectors by accelerating the trend towards online shopping and remote-working environments. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. Investing in REITs also involves risks similar to those associated with investing in small-capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. REIT issuers may also fail to maintain their exemptions from investment company registration or fail to qualify for the “dividends paid deduction” under the Internal Revenue Code of 1986, as amended.

Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies, including other registered funds advised by the Adviser and ETFs, are subject to market and management risk. The market value of the shares of other investment companies and ETFs may differ from their net asset value. In addition, if the Portfolios acquire shares of investment companies, shareholders bear both their proportionate share of expenses in the Portfolios (including management and advisory fees) and, indirectly, the expenses of the investment companies in which the Portfolios invest.

International Small Cap and International Strategic Equities Portfolios

Foreign (Non-US) Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in US securities, such as less liquid, less transparent, less regulated and more volatile markets. These risks include risks related to unfavorable or unsuccessful government actions, reduction of government or central bank support, economic sanctions and potential responses to those sanctions, inadequate accounting standards and auditing and financial recordkeeping requirements, lack of information, social instability, armed conflict, and other adverse market, economic, political and regulatory factors, all of which could disrupt the financial markets in which the

(Disclosures and Risks continued on next page)

8	Bernstein Fund, Inc.

Disclosures and Risks (continued)

Portfolios invest and adversely affect the value of the Portfolios’ assets.

Country Concentration Risk: The Portfolios may not always be diversified among countries or regions and the effect on the share price of the Portfolios of specific risks such as political, regulatory and currency may be magnified due to concentration of the Portfolios’ investments in a particular country or region.

Emerging-Markets Securities Risk: The risks of investing in foreign (non-US) securities are heightened with respect to issuers in emerging-market countries because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty, and these risks are even more pronounced in “frontier” markets, which are investable markets with lower total market capitalization and liquidity than the more developed emerging markets. Emerging markets typically have fewer medical and economic resources than more developed countries, and thus they may be less able to control or mitigate the effects of a pandemic, climate change, or a natural disaster. In addition, the value of the Portfolios’ investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support.

Foreign Currency Risk: This is the risk that changes in foreign (non-US) currency exchange rates may negatively affect the value of the Portfolios’ investments or reduce the returns of the Portfolios. For example, the value of the Portfolios’ investments in foreign securities and foreign currency positions may decrease if the US dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the US dollar). The value of the US dollar has recently appreciated in value against most foreign currencies, which may negatively affect the value of the Portfolios’ foreign investments when converted to US dollars.

Actions by a Few Major Investors: In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolios.

These risks are discussed in further detail in the Portfolios’ prospectus.

An Important Note About Historical Performance

The performance shown in this report represents past performance and does not guarantee future results. Performance information is as of the dates shown. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling 212.756.4097. The investment return and principal value of an investment in the Portfolios will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolios carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit www.Bernstein.com, click on “Investments”, found in the footer, then “Mutual Fund Information—Prospectuses, SAIs and Shareholder Reports”, or call Bernstein’s mutual fund shareholder help line at 212.756.4097 or contact your Bernstein Advisor. Please read the prospectus and/or summary prospectus carefully before investing.

2023 Annual Report	9

Historical Performance (Unaudited)

Bernstein Fund Portfolios vs. Their Benchmarks and Lipper Averages

	TOTAL RETURNS		AVERAGE ANNUAL TOTAL RETURNS
THROUGH SEPTEMBER 30, 2023	PAST SIX MONTHS	PAST 12 MONTHS	PAST FIVE YEARS	SINCE INCEPTION	INCEPTION DATE
Small Cap Core Portfolio
SCB Class Shares[1]					12/29/2015
NAV Returns	1.78%	14.07%	2.82%	6.08%
SEC Returns (reflects applicable sales charges)	1.78%	14.07%	2.82%	6.08%
Advisor Class Shares[1]					12/29/2015
NAV Returns	1.86%	14.41%	3.08%	6.34%
SEC Returns (reflects applicable sales charges)	1.86%	14.41%	3.08%	6.34%
Class Z Shares[1]					12/29/2015
NAV Returns	1.86%	14.34%	3.11%	6.35%
SEC Returns (reflects applicable sales charges)	1.86%	14.34%	3.11%	6.35%
Russell 2000 Index	-0.19%	8.93%	2.40%	7.15%
Lipper Small-Cap Core Funds Average	0.00%	12.77%	3.78%	7.37%

The current prospectus table shows the total annual operating expense ratios for the Portfolio as 1.13%, 0.88% and 0.87% for SCB Class, Advisor Class and Class Z shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

See Disclosures, Risks and Note About Historical Performance on pages 6–9.

(Historical Performance continued on next page)

10	Bernstein Fund, Inc.

Historical Performance (continued from previous page)

Bernstein Fund Portfolios vs. Their Benchmarks and Lipper Averages

	TOTAL RETURNS		AVERAGE ANNUAL TOTAL RETURNS
THROUGH SEPTEMBER 30, 2023	PAST SIX MONTHS	PAST 12 MONTHS	PAST FIVE YEARS	SINCE INCEPTION	INCEPTION DATE
International Small Cap Portfolio
SCB Class Shares[1,2]					12/21/2015
NAV Returns	-1.57%	20.30%	0.16%	3.74%
SEC Returns (reflects applicable sales charges)	-1.57%	20.30%	0.16%	3.74%
Advisor Class Shares[1]					12/21/2015
NAV Returns	-1.48%	20.54%	0.42%	3.98%
SEC Returns (reflects applicable sales charges)	-1.48%	20.54%	0.42%	3.98%
Class Z Shares[1]					12/21/2015
NAV Returns	-1.57%	20.42%	0.41%	3.97%
SEC Returns (reflects applicable sales charges)	-1.57%	20.42%	0.41%	3.97%
MSCI ACWI ex USA Small Cap (net)	0.32%	19.01%	2.58%	5.49%
Lipper International Small/Mid-Cap Core Funds Average	-1.25%	24.53%	1.53%	4.74%

The current prospectus table shows the total annual operating expense ratios for the Portfolio as 1.32%, 1.07% and 1.07% for SCB Class, Advisor Class and Class Z shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

2	The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the Financial Highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

See Disclosures, Risks and Note About Historical Performance on pages 6–9.

(Historical Performance continued on next page)

2023 Annual Report	11

Historical Performance (continued from previous page)

Bernstein Fund Portfolios vs. Their Benchmarks and Lipper Averages

	TOTAL RETURNS		AVERAGE ANNUAL TOTAL RETURNS
THROUGH SEPTEMBER 30, 2023	PAST SIX MONTHS	PAST 12 MONTHS	PAST FIVE YEARS	SINCE INCEPTION	INCEPTION DATE
International Strategic Equities Portfolio
SCB Class Shares[1]					12/21/2015
NAV Returns	-2.32%	18.82%	0.50%	3.77%
SEC Returns (reflects applicable sales charges)	-2.32%	18.82%	0.50%	3.77%
Advisor Class Shares[1]					12/21/2015
NAV Returns	-2.14%	19.19%	0.74%	4.02%
SEC Returns (reflects applicable sales charges)	-2.14%	19.19%	0.74%	4.02%
Class Z Shares[1]					12/21/2015
NAV Returns	-2.13%	19.25%	0.74%	4.03%
SEC Returns (reflects applicable sales charges)	-2.13%	19.25%	0.74%	4.03%
MSCI ACWI ex USA (net)	-1.43%	20.39%	2.58%	5.23%
Lipper International Multi-Cap Core Funds Average	-1.21%	23.62%	2.43%	4.66%

The current prospectus table shows the total annual operating expense ratios for the Portfolio as 0.94%, 0.70% and 0.71% for SCB Class, Advisor Class and Class Z shares, respectively, gross of any fee waivers or expense reimbursements. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

See Disclosures, Risks and Note About Historical Performance on pages 6–9.

(Historical Performance continued on next page)

12	Bernstein Fund, Inc.

Historical Performance (continued from previous page)

Small Cap Core—SCB Class Shares
Growth of a $10,000 Investment in the Portfolio

International Small Cap—SCB Class Shares
Growth of a $10,000 Investment in the Portfolio

International Strategic Equities—SCB Class Shares
Growth of a $10,000 Investment in the Portfolio

Past performance is no guarantee of future results and an investment in the Portfolios could lose value. Each chart illustrates the total value of an assumed $10,000 investment as compared with the performance of each Portfolio’s respective benchmark and Lipper Average for the period since inception through September 30, 2023.

1	Inception date: 12/29/2015.

2	Inception date: 12/21/2015.

See Disclosures, Risks and Note About Historical Performance on pages 6–9.

2023 Annual Report	13

Expense Example—September 30, 2023 (Unaudited)

As a shareholder of a Portfolio, you incur various ongoing costs, including management fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses—The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes—The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE APRIL 1, 2023	ENDING ACCOUNT VALUE SEPTEMBER 30, 2023	EXPENSES PAID DURING PERIOD*	ANNUALIZED EXPENSE RATIO*
Small Cap Core Portfolio
SCB Class
Actual	$1,000	$1,017.80	$5.77	1.14%
Hypothetical**	$1,000	$1,019.35	$5.77	1.14%
Advisor Class
Actual	$1,000	$1,018.60	$4.50	0.89%
Hypothetical**	$1,000	$1,020.61	$4.51	0.89%
Class Z
Actual	$1,000	$1,018.60	$4.45	0.88%
Hypothetical**	$1,000	$1,020.66	$4.46	0.88%

International Small Cap Portfolio
SCB Class
Actual	$1,000	$984.30	$6.72	1.35%
Hypothetical**	$1,000	$1,018.30	$6.83	1.35%
Advisor Class
Actual	$1,000	$985.20	$5.47	1.10%
Hypothetical**	$1,000	$1,019.55	$5.57	1.10%
Class Z
Actual	$1,000	$984.30	$5.42	1.09%
Hypothetical**	$1,000	$1,019.60	$5.52	1.09%

International Strategic Equities Portfolio
SCB Class
Actual	$1,000	$976.80	$4.76	0.96%
Hypothetical**	$1,000	$1,020.26	$4.86	0.96%
Advisor Class
Actual	$1,000	$978.60	$3.52	0.71%
Hypothetical**	$1,000	$1,021.51	$3.60	0.71%
Class Z
Actual	$1,000	$978.70	$3.62	0.73%
Hypothetical**	$1,000	$1,021.41	$3.70	0.73%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

14	Bernstein Fund, Inc.

Portfolio Summary—September 30, 2023 (Unaudited)

Small Cap Core Portfolio

Sector Breakdown[1]
Industrials	18.9%
Financials	17.4
Health Care	14.6
Information Technology	12.6
Consumer Discretionary	11.1
Energy	9.3
Real Estate	6.6
Materials	3.2
Consumer Staples	2.7
Communication Services	2.3
Utilities	1.3

International Small Cap Portfolio

Sector Breakdown[1]		Country Breakdown[1]
Industrials	22.9%
Consumer Discretionary	13.4
Financials	12.8
Information Technology	11.2
Materials	8.7
Communication Services	8.4
Health Care	8.0
Energy	4.9
Real Estate	3.5
Consumer Staples	3.4
Utilities	2.8

International Strategic Equities Portfolio

Sector Breakdown[1]		Country Breakdown[1]
Financials	20.2%
Industrials	16.8
Consumer Discretionary	14.0
Information Technology	12.8
Health Care	10.3
Consumer Staples	7.3
Energy	6.7
Materials	4.4
Communication Services	3.2
Utilities	2.7
Real Estate	1.6

1	The Portfolio’s country and sector breakdowns are expressed as a percentage of each Portfolio’s long-term investments and may vary over time. Each Portfolio may also invest in other financial instruments, including derivative instruments, which provide investment exposure to a variety of asset classes (see “Schedule of Investments” section of the report for additional details).

2	“Other” represents 8.5% in MSCI EM Index countries, 10.5% in MSCI EAFE Index countries and 1.1% in other emerging-market countries.

3	“Other” represents 2.1% in MSCI EM Index countries, 5.4% in MSCI EAFE Index countries and 3.7% in other emerging-market countries.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Schedule of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

2023 Annual Report	15

Schedule of Investments

Bernstein Fund, Inc.

Schedule of Investments

Small Cap Core Portfolio

September 30, 2023

Company	Shares	U.S. $ Value

COMMON STOCKS–97.1%

Industrials–18.4%
Aerospace & Defense–0.5%
Curtiss-Wright Corp.	14,810	$2,897,280

Air Freight & Logistics–0.7%
Forward Air Corp.	40,930	2,813,528
Radiant Logistics, Inc.(a)	326,103	1,842,482

		4,656,010

Building Products–1.7%
American Woodmark Corp.(a)	27,423	2,073,453
Gibraltar Industries, Inc.(a)	25,030	1,689,775
Masonite International Corp.(a)	24,010	2,238,212
UFP Industries, Inc.	51,157	5,238,477

		11,239,917

Commercial Services & Supplies–0.5%
Quad/Graphics, Inc.(a)	23,900	120,217
Tetra Tech, Inc.	21,022	3,195,975

		3,316,192

Construction & Engineering–2.0%
Comfort Systems USA, Inc.	28,099	4,788,350
EMCOR Group, Inc.	9,120	1,918,757
Fluor Corp.(a)	83,410	3,061,147
IES Holdings, Inc.(a)	6,077	400,292
MasTec, Inc.(a)	35,134	2,528,594

		12,697,140

Electrical Equipment–0.6%
Powell Industries, Inc.	20,786	1,723,159
Regal Rexnord Corp.	16,780	2,397,527

		4,120,686

Ground Transportation–0.5%
ArcBest Corp.	31,403	3,192,115

Machinery–2.5%
Blue Bird Corp.(a)	69,550	1,484,892
Commercial Vehicle Group, Inc.(a)	139,210	1,080,270
Oshkosh Corp.	36,060	3,441,206
Shyft Group, Inc. (The)	149,040	2,231,129
Terex Corp.	79,180	4,562,352
Wabash National Corp.	147,521	3,115,643

		15,915,492

Marine Transportation–1.0%
Matson, Inc.	47,430	4,207,989
Star Bulk Carriers Corp.	112,060	2,160,517

		6,368,506

Professional Services–4.4%
CACI International, Inc.–Class A(a)	6,106	1,916,857

Company	Shares	U.S. $ Value
Concentrix Corp.	15,093	$1,209,100
IBEX Holdings Ltd.(a)	14,450	223,252
ICF International, Inc.	23,420	2,829,370
Insperity, Inc.	38,821	3,788,930
KBR, Inc.	26,204	1,544,464
Korn Ferry	69,960	3,318,902
Legalzoom.com, Inc.(a)	120,950	1,323,193
Maximus, Inc.	57,771	4,314,338
Science Applications International Corp.	23,920	2,524,517
TrueBlue, Inc.(a)	67,136	984,885
TTEC Holdings, Inc.	47,440	1,243,877
WNS Holdings Ltd. (ADR)(a)	43,512	2,978,832

		28,200,517

Trading Companies & Distributors–4.0%
Applied Industrial Technologies, Inc.	26,597	4,112,162
Beacon Roofing Supply, Inc.(a)	17,400	1,342,758
BlueLinx Holdings, Inc.(a)	24,180	1,984,936
Boise Cascade Co.	47,382	4,882,241
GMS, Inc.(a)	59,881	3,830,588
MRC Global, Inc.(a)	296,630	3,040,458
Rush Enterprises, Inc.–Class A	100,872	4,118,604
Veritiv Corp.	15,590	2,633,151

		25,944,898

		118,548,753

Financials–16.9%
Banks–8.6%
1st Source Corp.	48,707	2,050,078
Associated Banc-Corp.	183,970	3,147,727
Bank of Marin Bancorp	97,050	1,774,074
BankUnited, Inc.	130,279	2,957,333
Berkshire Hills Bancorp, Inc.	157,530	3,158,476
Customers Bancorp, Inc.(a)	57,640	1,985,698
East West Bancorp, Inc.	56,360	2,970,736
First BanCorp./Puerto Rico	277,840	3,739,726
First Busey Corp.	176,780	3,397,712
Heritage Financial Corp./WA	201,790	3,291,195
International Bancshares Corp.	76,360	3,309,442
Nicolet Bankshares, Inc.	45,899	3,202,832
Northeast Bank	88,101	3,885,254
Peoples Bancorp, Inc./OH	129,420	3,284,680
Premier Financial Corp.	75,950	1,295,707
Republic Bancorp, Inc./KY–Class A	50,480	2,223,644
Synovus Financial Corp.	79,582	2,212,380
Texas Capital Bancshares, Inc.(a)	66,610	3,923,329
TriCo Bancshares	48,130	1,541,604
WSFS Financial Corp.	48,070	1,754,555

		55,106,182

Capital Markets–1.0%
Evercore, Inc.–Class A	22,912	3,159,107
Houlihan Lokey, Inc.	32,116	3,440,266

		6,599,373

16	Bernstein Fund, Inc.

Company	Shares	U.S. $ Value
Consumer Finance–1.0%
Nelnet, Inc.–Class A	37,633	$3,361,379
OneMain Holdings, Inc.	47,374	1,899,224
PROG Holdings, Inc.(a)	44,980	1,493,786

		6,754,389

Financial Services–2.8%
Essent Group Ltd.	80,957	3,828,456
EVERTEC, Inc.	78,094	2,903,535
MGIC Investment Corp.	192,660	3,215,495
Mr Cooper Group, Inc.(a)	77,660	4,159,470
Pagseguro Digital Ltd.–Class A(a)	207,890	1,789,933
PennyMac Financial Services, Inc.	31,488	2,097,101

		17,993,990

Insurance–2.8%
American Equity Investment Life Holding Co.(a)	79,020	4,238,633
Assured Guaranty Ltd.	50,120	3,033,262
Genworth Financial, Inc.–Class A(a)	646,276	3,787,177
Hanover Insurance Group, Inc. (The)	23,520	2,610,250
Kinsale Capital Group, Inc.	7,840	3,246,779
Palomar Holdings, Inc.(a)	28,080	1,425,060

		18,341,161

Mortgage Real Estate Investment Trusts (REITs)–0.7%
MFA Financial, Inc.	176,790	1,698,952
PennyMac Mortgage Investment Trust	93,490	1,159,276
Ready Capital Corp.	131,220	1,326,634

		4,184,862

		108,979,957

Health Care–14.2%
Biotechnology–6.6%
Akero Therapeutics, Inc.(a)	43,480	2,199,218
Ascendis Pharma A/S (ADR)(a)	24,607	2,304,200
Blueprint Medicines Corp.(a)	55,625	2,793,488
Bridgebio Pharma, Inc.(a)	75,610	1,993,836
Emergent BioSolutions, Inc.(a)	27,391	93,129
Gossamer Bio, Inc.(a)	148,270	123,479
Halozyme Therapeutics, Inc.(a)	147,512	5,634,958
Insmed, Inc.(a)	132,641	3,349,185
Intellia Therapeutics, Inc.(a)	83,660	2,645,329
Karuna Therapeutics, Inc.(a)	11,774	1,990,866
Legend Biotech Corp. (ADR)(a)	31,810	2,136,678
Madrigal Pharmaceuticals, Inc.(a)	16,300	2,380,452
MoonLake Immunotherapeutics(a)	37,690	2,148,330
Rayzebio, Inc.(a)	69,140	1,534,908
Ultragenyx Pharmaceutical, Inc.(a)	54,294	1,935,581
Vaxcyte, Inc.(a)	71,920	3,666,482
Viking Therapeutics, Inc.(a)	193,990	2,147,469
Vir Biotechnology, Inc.(a)	170,957	1,601,867
Viridian Therapeutics, Inc.(a)	98,530	1,511,450
Y-mAbs Therapeutics, Inc.(a)	14,559	79,347

		42,270,252

Health Care Equipment & Supplies–2.3%
AtriCure, Inc.(a)	50,310	2,203,578

Company	Shares	U.S. $ Value
CONMED Corp.	23,049	$2,324,491
Integer Holdings Corp.(a)	46,690	3,661,897
iRhythm Technologies, Inc.(a)	30,645	2,888,598
Lantheus Holdings, Inc.(a)	51,980	3,611,570

		14,690,134

Health Care Providers & Services–2.1%
AMN Healthcare Services, Inc.(a)	39,035	3,325,001
Option Care Health, Inc.(a)	141,770	4,586,260
Owens & Minor, Inc.(a)	184,459	2,980,857
Pediatrix Medical Group, Inc.(a)	150,240	1,909,550
PetIQ, Inc.(a)	48,597	957,361

		13,759,029

Health Care Technology–0.8%
Computer Programs & Systems, Inc.(a)	108,920	1,736,185
Health Catalyst, Inc.(a)	126,724	1,282,447
NextGen Healthcare, Inc.(a)	100,100	2,375,373

		5,394,005

Life Sciences Tools & Services–0.3%
Repligen Corp.(a)	9,676	1,538,581

Pharmaceuticals–2.1%
Amphastar Pharmaceuticals, Inc.(a)	81,870	3,765,201
Collegium Pharmaceutical, Inc.(a)	109,827	2,454,634
Corcept Therapeutics, Inc.(a)	65,264	1,778,118
Harmony Biosciences Holdings, Inc.(a)	102,620	3,362,857
Intra-Cellular Therapies, Inc.(a)	46,110	2,401,870

		13,762,680

		91,414,681

Information Technology–12.2%
Electronic Equipment, Instruments & Components–3.6%
Allegro MicroSystems, Inc.(a)	99,690	3,184,099
Avnet, Inc.	68,700	3,310,653
Insight Enterprises, Inc.(a)	31,790	4,625,445
OSI Systems, Inc.(a)	30,772	3,632,327
Sanmina Corp.(a)	72,876	3,955,709
TTM Technologies, Inc.(a)	244,600	3,150,448
Vishay Intertechnology, Inc.	53,341	1,318,589

		23,177,270

IT Services–0.6%
DigitalOcean Holdings, Inc.(a)	58,470	1,405,034
Perficient, Inc.(a)	39,716	2,297,968

		3,703,002

Semiconductors & Semiconductor Equipment–3.2%
Axcelis Technologies, Inc.(a)	11,220	1,829,421
Kulicke & Soffa Industries, Inc.	77,303	3,759,245
MACOM Technology Solutions Holdings, Inc.(a)	58,820	4,798,535
Onto Innovation, Inc.(a)	43,590	5,558,597
Photronics, Inc.(a)	89,960	1,818,092
SMART Global Holdings, Inc.(a)	116,080	2,826,548

		20,590,438

2023 Annual Report	17

Schedule of Investments (continued)

Company	Shares	U.S. $ Value
Software–4.8%
8x8, Inc.(a)	452,879	$1,141,255
A10 Networks, Inc.	219,360	3,296,981
ACI Worldwide, Inc.(a)	127,930	2,886,101
Box, Inc.–Class A(a)	126,130	3,053,607
CommVault Systems, Inc.(a)	56,968	3,851,606
Consensus Cloud Solutions, Inc.(a)	64,183	1,616,128
NCR Corp.(a)	79,579	2,146,246
Progress Software Corp.	68,871	3,621,237
Qualys, Inc.(a)	29,790	4,544,465
SPS Commerce, Inc.(a)	30,620	5,224,078

		31,381,704

		78,852,414

Consumer Discretionary–10.8%
Automobile Components–1.6%
Dana, Inc.	139,760	2,050,279
Fox Factory Holding Corp.(a)	28,700	2,843,596
Goodyear Tire & Rubber Co. (The)(a)	252,220	3,135,095
Patrick Industries, Inc.	27,772	2,084,566

		10,113,536

Automobiles–0.6%
Thor Industries, Inc.	20,767	1,975,565
Winnebago Industries, Inc.	27,456	1,632,259

		3,607,824

Broadline Retail–0.6%
Dillard’s, Inc.–Class A	11,250	3,721,613

Diversified Consumer Services–1.6%
Adtalem Global Education, Inc.(a)	90,490	3,877,497
Perdoceo Education Corp.	224,092	3,831,973
Stride, Inc.(a)	56,400	2,539,692

		10,249,162

Hotels, Restaurants & Leisure–2.0%
Accel Entertainment, Inc.(a)	43,900	480,705
Dine Brands Global, Inc.	47,250	2,336,512
Hilton Grand Vacations, Inc.(a)	83,100	3,382,170
Inspired Entertainment, Inc.(a)	5,928	70,899
Marriott Vacations Worldwide Corp.	21,636	2,177,231
Papa John’s International, Inc.	40,410	2,756,770
Travel + Leisure Co.	54,951	2,018,350

		13,222,637

Household Durables–1.8%
Hovnanian Enterprises, Inc.–Class A(a)	12,051	1,225,105
KB Home	88,830	4,111,052
Taylor Morrison Home Corp.(a)	104,411	4,448,953
Tri Pointe Homes, Inc.(a)	63,960	1,749,306

		11,534,416

Leisure Products–0.4%
MasterCraft Boat Holdings, Inc.(a)	72,695	1,615,283
Solo Brands, Inc.–Class A(a)	154,093	785,874

		2,401,157

Company	Shares	U.S. $ Value
Specialty Retail–0.8%
Citi Trends, Inc.(a)	102,410	$2,275,550
Murphy USA, Inc.	5,743	1,962,556
Upbound Group, Inc.	43,720	1,287,554

		5,525,660

Textiles, Apparel & Luxury Goods–1.4%
Carter’s, Inc.	28,490	1,970,083
Crocs, Inc.(a)	34,542	3,047,641
G-III Apparel Group Ltd.(a)	54,100	1,348,172
Oxford Industries, Inc.	30,625	2,943,981

		9,309,877

		69,685,882

Energy–9.0%
Energy Equipment & Services–2.1%
Cactus, Inc.–Class A	45,460	2,282,547
ChampionX Corp.	140,180	4,993,212
Patterson-UTI Energy, Inc.	187,650	2,597,076
Ranger Energy Services, Inc.	41,880	593,858
TechnipFMC PLC	158,100	3,215,754

		13,682,447

Oil, Gas & Consumable Fuels–6.9%
Arch Resources, Inc.	24,980	4,263,087
Ardmore Shipping Corp.	65,677	854,458
Chord Energy Corp.	29,490	4,779,444
Gulfport Energy Corp.(a)	22,330	2,649,678
HF Sinclair Corp.	55,232	3,144,358
International Seaways, Inc.	50,290	2,263,050
Magnolia Oil & Gas Corp.–Class A	197,070	4,514,874
Matador Resources Co.	57,350	3,411,178
Northern Oil and Gas, Inc.	103,610	4,168,230
Par Pacific Holdings, Inc.(a)	36,910	1,326,545
PBF Energy, Inc.–Class A	92,430	4,947,778
Peabody Energy Corp.	169,750	4,411,802
Teekay Tankers Ltd.–Class A	87,475	3,641,584

		44,376,066

		58,058,513

Real Estate–6.4%
Diversified REITs–0.8%
Armada Hoffler Properties, Inc.	168,100	1,721,344
Broadstone Net Lease, Inc.–Class A	83,010	1,187,043
Empire State Realty Trust, Inc.–Class A	296,470	2,383,619

		5,292,006

Health Care REITs–0.8%
Diversified Healthcare Trust	733,740	1,423,456
Physicians Realty Trust	104,332	1,271,807
Sabra Health Care REIT, Inc.	175,560	2,447,306

		5,142,569

Hotel & Resort REITs–1.0%
RLJ Lodging Trust	281,929	2,760,085

18	Bernstein Fund, Inc.

Company	Shares	U.S. $ Value
Service Properties Trust	460,120	$3,538,323

		6,298,408

Industrial REITs–1.0%
First Industrial Realty Trust, Inc.	47,016	2,237,491
Plymouth Industrial REIT, Inc.	61,040	1,278,788
STAG Industrial, Inc.	87,194	3,009,065

		6,525,344

Real Estate Management & Development–0.5%
Forestar Group, Inc.(a)	119,650	3,223,371

Residential REITs–0.4%
Apartment Income REIT Corp.	39,970	1,227,079
Veris Residential, Inc.	92,700	1,529,550

		2,756,629

Retail REITs–1.7%
Kite Realty Group Trust	210,480	4,508,481
Macerich Co. (The)	334,560	3,650,050
NETSTREIT Corp.	77,530	1,207,917
Tanger Factory Outlet Centers, Inc.	57,200	1,292,720

		10,659,168

Specialized REITs–0.2%
National Storage Affiliates Trust	37,520	1,190,885

		41,088,380

Materials–3.1%
Chemicals–0.8%
AdvanSix, Inc.	44,470	1,382,128
Huntsman Corp.	103,765	2,531,866
Orion SA	71,890	1,529,819

		5,443,813

Metals & Mining–1.5%
Alpha Metallurgical Resources, Inc.	17,210	4,469,953
B2Gold Corp.	408,810	1,181,461
Olympic Steel, Inc.	41,450	2,329,905
Schnitzer Steel Industries, Inc.–Class A	53,099	1,478,807

		9,460,126

Paper & Forest Products–0.8%
Louisiana-Pacific Corp.	45,405	2,509,534
Sylvamo Corp.	53,680	2,358,699

		4,868,233

		19,772,172

Consumer Staples–2.6%
Consumer Staples Distribution & Retail–0.7%
Grocery Outlet Holding Corp.(a)	76,470	2,206,160
Village Super Market, Inc.–Class A	98,608	2,232,485

		4,438,645

Food Products–1.4%
Cal-Maine Foods, Inc.	42,930	2,078,671
Hain Celestial Group, Inc. (The)(a)	126,225	1,308,953

Company	Shares	U.S. $ Value
John B Sanfilippo & Son, Inc.	30,365	$3,000,062
Nomad Foods Ltd.(a)	163,420	2,487,252

		8,874,938

Personal Care Products–0.5%
Medifast, Inc.	22,660	1,696,101
USANA Health Sciences, Inc.(a)	26,470	1,551,407

		3,247,508

		16,561,091

Communication Services–2.2%
Entertainment–0.3%
IMAX Corp.(a)	114,290	2,208,083

Interactive Media & Services–1.0%
Cargurus, Inc.(a)	212,540	3,723,700
Ziff Davis, Inc.(a)	41,839	2,664,726

		6,388,426

Media–0.9%
Nexstar Media Group, Inc.	23,868	3,421,955
Sinclair, Inc.	165,870	1,861,061
Thryv Holdings, Inc.(a)	36,585	686,701

		5,969,717

		14,566,226

Utilities–1.3%
Electric Utilities–1.0%
Genie Energy Ltd.–Class B	47,830	704,536
IDACORP, Inc.	27,220	2,549,153
Portland General Electric Co.	73,170	2,961,921

		6,215,610

Gas Utilities–0.3%
Chesapeake Utilities Corp.	20,880	2,041,020

		8,256,630

Total Investments—97.1% (cost $544,266,095)		625,784,699

Other assets less liabilities—2.9%		18,727,847

Net Assets—100.0%		$644,512,546

2023 Annual Report	19

Schedule of Investments (continued)

FUTURES (see Note 3)
Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation (Depreciation)
Purchased Contracts

E-Mini Russell 2000 Index Futures	359	December 2023	$32,284,870	$(740,208)

(a)	Non-income producing security.

Glossary:

ADR—American Depositary Receipt

REIT—Real Estate Investment Trust

See notes to financial statements.

20	Bernstein Fund, Inc.

Schedule of Investments

Bernstein Fund, Inc.

Schedule of Investments

International Small Cap Portfolio

September 30, 2023

Company	Shares	U.S. $ Value

COMMON STOCKS–98.0%

Industrials–22.5%
Aerospace & Defense–1.8%
Bombardier, Inc.–Class B(a)	59,090	$2,060,373
QinetiQ Group PLC	535,435	2,073,702
Saab AB–Class B	290,751	14,797,927

		18,932,002

Air Freight & Logistics–1.1%
Cia de Distribucion Integral Logista Holdings SA	94,706	2,420,195
Hamakyorex Co., Ltd.	90,100	2,445,870
Mitsui-Soko Holdings Co., Ltd.	76,500	2,201,752
Senko Group Holdings Co., Ltd.	302,600	2,121,006
Trancom Co., Ltd.	41,400	2,031,654

		11,220,477

Building Products–1.4%
Bunka Shutter Co., Ltd.	284,300	2,101,611
Fletcher Building Ltd.	1,397,237	3,927,726
Inwido AB	234,501	2,357,099
Lindab International AB	180,560	2,636,053
Volution Group PLC	329,899	1,456,280
Zehnder Group AG	28,409	1,665,349

		14,144,118

Commercial Services & Supplies–0.7%
Downer EDI Ltd.	1,952,912	5,147,333
Mitie Group PLC	2,051,621	2,559,689

		7,707,022

Construction & Engineering–2.2%
Balfour Beatty PLC	2,095,811	8,208,287
Budimex SA	27,878	2,765,940
Hazama Ando Corp.	1,299,400	10,134,825
Veidekke ASA	209,738	1,913,724

		23,022,776

Electrical Equipment–1.2%
Nexans SA	89,408	7,248,840
TKH Group NV	142,274	5,622,367

		12,871,207

Ground Transportation–0.8%
Maruzen Showa Unyu Co., Ltd.	83,100	2,102,725
Nikkon Holdings Co., Ltd.	122,700	2,592,847
NTG Nordic Transport Group A/S(a)	36,569	1,875,820
Sakai Moving Service Co., Ltd.	133,200	2,221,606

		8,792,998

Industrial Conglomerates–1.0%
Bidvest Group Ltd. (The)	689,577	9,934,789

Company	Shares	U.S. $ Value
Machinery–7.3%
Amada Co., Ltd.	876,700	$8,813,710
ANDRITZ AG	45,758	2,305,866
ATS Corp.(a)	235,845	10,053,691
Ebara Corp.	61,400	2,872,719
Fuji Corp./Aichi	489,400	7,592,357
Glory Ltd.	417,800	8,329,460
Hyundai Construction Equipment Co., Ltd.	122,129	6,609,863
IMI PLC	134,481	2,559,096
Iveco Group NV(a)	269,080	2,506,588
Kawasaki Heavy Industries Ltd.	390,500	9,448,096
Nabtesco Corp.	338,100	6,084,209
Randon SA Implementos e Participacoes (Preference Shares)	955,300	2,215,993
Turk Traktor ve Ziraat Makineleri AS	131,535	4,226,429
Vesuvius PLC	441,880	2,334,283

		75,952,360

Marine Transportation–0.2%
Hoegh Autoliners ASA	342,862	2,459,921

Passenger Airlines–0.7%
JET2 PLC	159,814	2,101,398
Wizz Air Holdings PLC(a)(b)	217,434	5,075,290

		7,176,688

Professional Services–1.5%
Bell System24 Holdings, Inc.	223,400	2,360,538
Danel Adir Yeoshua Ltd.	21,384	1,752,413
dip Corp.	259,800	6,395,680
McMillan Shakespeare Ltd.	223,742	2,312,008
NICE Information Service Co., Ltd.	96,952	709,899
Transcosmos, Inc.	99,800	2,131,244

		15,661,782

Trading Companies & Distributors–0.7%
Howden Joinery Group PLC	337,049	3,015,758
Russel Metals, Inc.	95,816	2,682,072
Yuasa Trading Co., Ltd.	71,400	1,972,797

		7,670,627

Transportation Infrastructure–1.9%
Anhui Expressway Co., Ltd.–Class H	2,344,000	2,447,680
Grupo Aeroportuario del Centro Norte SAB de CV	1,118,882	12,163,087
Gujarat Pipavav Port Ltd.	1,729,028	2,580,382
Sumitomo Warehouse Co., Ltd. (The)	151,600	2,417,220

		19,608,369

		235,155,136

Consumer Discretionary–13.1%
Automobile Components–3.2%
Dowlais Group PLC	4,467,577	5,854,256
Forvia SE (Paris)(a)	422,944	8,701,425
Mahle Metal Leve SA	289,600	2,779,879
Niterra Co., Ltd.	128,700	2,912,924
Schaeffler AG (Preference Shares)	328,124	1,885,164

2023 Annual Report	21

Schedule of Investments (continued)

Company	Shares	U.S. $ Value
Sri Trang Agro-Industry PCL	4,351,500	$1,756,733
Toyo Tire Corp.	615,894	9,479,730

		33,370,111

Automobiles–0.5%
Piaggio & C SpA	1,753,557	5,596,846

Broadline Retail–0.2%
Puuilo Oyj	288,132	2,451,495

Distributors–0.1%
Doshisha Co., Ltd.	35,400	527,622

Hotels, Restaurants & Leisure–2.8%
Domino’s Pizza Group PLC	642,515	2,950,722
Entain PLC	410,399	4,654,670
Greggs PLC	84,028	2,501,570
Jollibee Foods Corp.	2,107,490	8,534,777
Jumbo Interactive Ltd.	248,403	2,472,523
KFC Holdings Japan Ltd.	58,000	1,162,409
Kindred Group PLC	725,438	6,617,478

		28,894,149

Household Durables–1.0%
GN Store Nord AS(a)	277,060	4,981,313
Ki-Star Real Estate Co., Ltd.	166,100	5,128,761

		10,110,074

Leisure Products–0.9%
BRP, Inc.	100,106	7,577,322
Sega Sammy Holdings, Inc.	130,500	2,406,740

		9,984,062

Specialty Retail–1.0%
ABC-Mart, Inc.	374,100	6,723,375
Pet Valu Holdings Ltd.	79,514	1,427,827
Sleep Country Canada Holdings, Inc.(b)	114,976	1,969,808

		10,121,010

Textiles, Apparel & Luxury Goods–3.4%
Asics Corp.	243,500	8,479,056
Eclat Textile Co., Ltd.	433,000	6,533,679
Handsome Co., Ltd.	68,710	948,068
HUGO BOSS AG	93,739	5,925,305
JNBY Design Ltd.(b)	1,072,000	1,386,377
Marimekko Oyj	244,347	2,715,110
Pandora A/S	19,912	2,054,744
Samsonite International SA(a)(b)	2,346,600	8,024,729

		36,067,068

		137,122,437

Financials–12.5%
Banks–6.2%
Alpha Services and Holdings SA(a)	3,428,771	4,534,294
Banco de Sabadell SA	8,189,620	9,474,339
Bank of Ireland Group PLC	1,017,958	9,951,162
Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk PT	1,714,600	129,801

Company	Shares	U.S. $ Value
Bank Pembangunan Daerah Jawa Timur Tbk PT	43,073,500	$1,769,762
BAWAG Group AG(b)	148,840	6,802,879
BNK Financial Group, Inc.	393,601	1,995,583
City Union Bank Ltd.	3,123,994	4,753,901
Juroku Financial Group, Inc.	105,000	2,626,955
KBC Ancora	50,633	2,064,558
Mebuki Financial Group, Inc.	3,406,300	9,416,720
Seven Bank Ltd.	593,100	1,232,971
Sydbank AS	58,916	2,796,630
Virgin Money UK PLC	3,631,593	7,426,549

		64,976,104

Capital Markets–2.1%
Azimut Holding SpA	112,489	2,447,934
Banca Generali SpA	67,196	2,369,908
Intermediate Capital Group PLC	479,434	8,047,512
Man Group PLC/Jersey	764,220	2,077,164
Monex Group, Inc.	1,340,100	4,983,938
Polar Capital Holdings PLC	351,234	1,992,714
XTB SA(b)	77,560	545,041

		22,464,211

Consumer Finance–0.5%
FinVolution Group (ADR)	481,150	2,396,127
Jaccs Co., Ltd.	72,300	2,496,036

		4,892,163

Financial Services–1.7%
First National Financial Corp.	75,750	1,988,211
Genertec Universal Medical Group Co., Ltd.(b)	3,682,500	1,833,727
L&T Finance Holdings Ltd.	5,481,565	8,775,982
OSB Group PLC	217,667	863,623
REC Ltd.	1,225,998	4,243,154

		17,704,697

Insurance–2.0%
Coface SA	160,703	2,045,925
Hiscox Ltd.	521,643	6,377,941
Protector Forsikring ASA	151,080	2,449,106
SCOR SE	268,528	8,336,952
UNIQA Insurance Group AG	267,325	2,161,817

		21,371,741

		131,408,916

Information Technology–10.9%
Electronic Equipment, Instruments & Components–3.0%
AUO Corp.	11,551,000	5,870,336
E Ink Holdings, Inc.	1,717,000	9,573,967
Kaga Electronics Co., Ltd.	55,200	2,391,231
Mycronic AB	102,920	2,122,098
Supreme Electronics Co., Ltd.	1,769,721	3,022,647
Test Research, Inc.	909,000	1,713,531
Tripod Technology Corp.	1,101,000	6,574,922

		31,268,732

22	Bernstein Fund, Inc.

Company	Shares	U.S. $ Value
IT Services–0.6%
Computacenter PLC	70,507	$2,171,048
NSD Co., Ltd.	52,700	998,952
Sonata Software Ltd.	239,371	3,037,460

		6,207,460

Semiconductors & Semiconductor Equipment–5.7%
ASPEED Technology, Inc.	24,600	2,119,103
BE Semiconductor Industries NV	11,273	1,102,571
Elan Microelectronics Corp.	421,000	1,742,433
King Yuan Electronics Co., Ltd.	467,000	1,101,318
LX Semicon Co., Ltd.	25,816	1,580,777
Melexis NV	22,677	1,951,688
Micronics Japan Co., Ltd.	160,200	2,264,531
Nanya Technology Corp.	3,692,000	7,524,036
Optorun Co., Ltd.	324,000	3,975,128
Phison Electronics Corp.	123,000	1,742,289
Rorze Corp.	93,500	6,440,057
Sanken Electric Co., Ltd.	167,000	10,099,852
SCREEN Holdings Co., Ltd.	51,200	2,488,120
Siltronic AG	72,567	6,177,463
Sino-American Silicon Products, Inc.	405,000	1,975,158
Sitronix Technology Corp.	95,000	821,318
Tokyo Seimitsu Co., Ltd.	44,900	2,244,877
Ulvac, Inc.	123,400	4,446,218

		59,796,937

Software–1.4%
Atoss Software AG	10,516	2,172,963
Fortnox AB	388,005	2,065,334
IRESS Ltd.	358,807	1,334,638
Oracle Financial Services Software Ltd.	57,629	2,852,606
Tanla Platforms Ltd.	382,654	4,800,102
WingArc1st, Inc.	78,900	1,345,813

		14,571,456

Technology Hardware, Storage & Peripherals–0.2%
Asia Vital Components Co., Ltd.	246,000	2,617,546

		114,462,131

Materials–8.6%
Chemicals–1.9%
Castrol India Ltd.	1,421,585	2,369,299
Dongjin Semichem Co., Ltd.	54,875	1,360,588
Gujarat Narmada Valley Fertilizers & Chemicals Ltd.	1,342,724	9,849,204
Tosoh Corp.	466,800	5,984,886

		19,563,977

Construction Materials–0.2%
CSR Ltd.	687,879	2,478,995

Containers & Packaging–0.7%
Rengo Co., Ltd.	997,300	6,839,323

Metals & Mining–4.4%
APERAM SA	190,280	5,526,993
Capstone Mining Corp.(a)	1,605,387	6,808,047

Company	Shares	U.S. $ Value
Central Asia Metals PLC	677,336	$1,553,665
Daiki Aluminium Industry Co., Ltd.	218,200	1,903,510
Endeavour Mining PLC	325,805	6,385,370
Grange Resources Ltd.	3,535,408	1,072,690
Lundin Mining Corp.	892,547	6,656,728
OSAKA Titanium Technologies Co.	234,800	4,774,221
Outokumpu Oyj	463,710	1,941,272
Pan African Resources PLC	6,910,375	1,212,428
Perenti Ltd.(a)	2,587,586	1,788,977
Shougang Fushan Resources Group Ltd.	6,768,000	2,292,233
SSAB AB–Class B	396,385	2,174,554
Stelco Holdings, Inc.	70,669	1,952,665

		46,043,353

Paper & Forest Products–1.4%
Daiken Corp.	148,700	2,975,741
Daio Paper Corp.	663,500	5,429,188
Interfor Corp.(a)	419,530	6,223,839

		14,628,768

		89,554,416

Communication Services–8.3%
Diversified Telecommunication Services–0.7%
ARTERIA Networks Corp.	160,500	2,126,092
Gamma Communications PLC	164,937	2,196,031
Telecom Egypt Co.	2,864,433	2,773,413

		7,095,536

Entertainment–3.2%
CTS Eventim AG & Co. KGaA	36,799	2,088,841
GungHo Online Entertainment, Inc.	387,400	6,115,142
International Games System Co., Ltd.	758,000	15,336,810
JYP Entertainment Corp.	24,287	2,016,712
Soft-World International Corp.	432,000	1,291,687
Ubisoft Entertainment SA(a)	219,632	7,117,577

		33,966,769

Interactive Media & Services–1.0%
AfreecaTV Co., Ltd.	33,296	2,068,113
Hello Group, Inc. (Sponsored ADR)	272,748	1,903,781
Kakaku.com, Inc.	464,400	4,702,800
Rightmove PLC	194,582	1,327,885

		10,002,579

Media–3.4%
4imprint Group PLC	42,490	2,708,189
Criteo SA (Sponsored ADR)(a)	247,515	7,227,438
Kadokawa Corp.	412,900	8,258,649
Perion Network Ltd.(a)	75,453	2,321,602
Stroeer SE & Co. KGaA	131,387	5,841,545
Sun TV Network Ltd.	1,226,125	8,994,861

		35,352,284

		86,417,168

2023 Annual Report	23

Schedule of Investments (continued)

Company	Shares	U.S. $ Value

Health Care–7.9%
Biotechnology–1.7%
Bavarian Nordic A/S(a)	239,718	$5,363,809
BioGaia AB–Class B	241,049	2,221,731
Clinuvel Pharmaceuticals Ltd.	176,177	1,662,512
Hugel, Inc.(a)	70,353	6,500,106
Takara Bio, Inc.	191,400	1,769,271

		17,517,429

Health Care Equipment & Supplies–2.8%
Chularat Hospital PCL–Class F	21,361,600	1,912,497
ConvaTec Group PLC(b)	2,644,306	7,007,594
Eiken Chemical Co., Ltd.	197,900	1,806,130
Getinge AB–Class B	313,464	5,508,305
Japan Lifeline Co., Ltd.	315,600	2,454,273
LivaNova PLC(a)	167,330	8,848,410
Revenio Group Oyj	64,946	1,405,832

		28,943,041

Health Care Providers & Services–0.5%
Australian Clinical Labs Ltd.(b)	975,818	1,784,854
Odontoprev SA	915,380	1,983,167
Solasto Corp.	505,000	2,088,872

		5,856,893

Health Care Technology–0.2%
CompuGroup Medical SE & Co. KgaA	45,680	1,783,748

Pharmaceuticals–2.7%
Beijing Tong Ren Tang Chinese Medicine Co., Ltd.	743,000	1,224,678
Chong Kun Dang Pharmaceutical Corp.	15,856	1,101,988
Consun Pharmaceutical Group Ltd.	3,326,000	2,155,252
Dermapharm Holding SE	50,770	2,092,848
Faes Farma SA	464,806	1,569,855
Hypera SA	1,017,100	7,515,113
Laboratorios Farmaceuticos Rovi SA	51,780	2,802,625
Mega Lifesciences PCL	2,018,600	2,466,947
Procter & Gamble Health Ltd.	20,217	1,244,274
Sanofi India Ltd.	32,184	2,791,494
United Laboratories International Holdings Ltd. (The)	3,126,000	3,159,113

		28,124,187

		82,225,298

Energy–4.8%
Energy Equipment & Services–0.2%
Pason Systems, Inc.	206,922	2,053,605

Oil, Gas & Consumable Fuels–4.6%
Beach Energy Ltd.	8,156,588	8,512,554
BLUENORD ASA(a)	34,000	1,648,935
BW LPG Ltd.(b)	242,160	3,049,455
Cosmo Energy Holdings Co., Ltd.	243,100	8,526,703
Enerplus Corp.	483,292	8,504,089
Harbour Energy PLC	300,088	939,771
Itochu Enex Co., Ltd.	282,900	2,849,027

Company	Shares	U.S. $ Value
Oil Refineries Ltd.	7,120,141	$2,348,295
Parex Resources, Inc.	119,274	2,238,391
Petroreconcavo SA	136,400	568,226
Serica Energy PLC	567,643	1,721,317
Spartan Delta Corp.	226,992	676,840
Star Petroleum Refining PCL	4,605,800	1,151,055
Thungela Resources Ltd.	69,169	634,380
Viva Energy Group Ltd.(b)	1,122,343	2,151,104
Whitehaven Coal Ltd.	162,666	737,735
Yancoal Australia Ltd.	714,590	2,366,086

		48,623,963

		50,677,568

Real Estate–3.4%
Diversified REITs–0.4%
H&R Real Estate Investment Trust	253,823	1,724,856
Lar Espana Real Estate Socimi SA	401,600	2,352,238

		4,077,094

Health Care REITs–0.6%
Assura PLC	13,426,154	6,925,992

Industrial REITs–0.2%
AIMS APAC REIT	2,363,215	2,243,661

Office REITs–0.4%
AREIT, Inc.	3,346,600	1,940,195
Keppel Pacific Oak US REIT(b)	6,659,500	1,465,090
Regional REIT Ltd.(b)	3,422,612	1,190,140

		4,595,425

Real Estate Management & Development–0.5%
First Capital Real Estate Investment Trust	200,465	1,962,956
IWG PLC(a)	822,010	1,419,152
Kerry Properties Ltd.	958,000	1,624,680

		5,006,788

Residential REITs–0.2%
Morguard North American Residential Real Estate Investment Trust	168,460	1,841,805

Retail REITs–1.1%
Charter Hall Retail REIT	2,633,488	5,281,597
Immobiliare Grande Distribuzione SIIQ SpA	825,885	1,861,422
Lendlease Global Commercial REIT	4,458,300	1,774,002
Mercialys SA	273,277	2,459,042

		11,376,063

		36,066,828

Consumer Staples–3.3%
Beverages–1.6%
Heineken Malaysia Bhd	398,300	2,063,076
Hite Jinro Co., Ltd.	414,859	5,798,370
Royal Unibrew A/S	111,565	8,616,211

		16,477,657

24	Bernstein Fund, Inc.

Company	Shares	U.S. $ Value
Consumer Staples Distribution & Retail–1.4%
HelloFresh SE(a)	287,324	$8,537,688
Sendas Distribuidora SA	1,781,953	4,310,819
Sonae SGPS SA	1,738,313	1,688,280

		14,536,787

Food Products–0.2%
Ta Ann Holdings Bhd	2,657,000	1,907,053

Personal Care Products–0.1%
Industri Jamu Dan Farmasi Sido Muncul Tbk PT	39,580,500	1,510,999

		34,432,496

Utilities–2.7%
Electric Utilities–0.3%
Enerjisa Enerji AS(b)	1,657,880	3,123,170

Gas Utilities–0.1%
Gujarat State Petronet Ltd.	492,179	1,669,879

Independent Power and Renewable Electricity Producers–1.0%
Capital Power Corp.	370,899	10,354,861

Company	Shares	U.S. $ Value
Multi-Utilities–1.1%
Sembcorp Industries Ltd.	3,001,600	$11,156,609

Water Utilities–0.2%
Cia de Saneamento de Minas Gerais Copasa MG	565,400	1,947,076

		28,251,595

Total Common Stocks (cost $983,463,079)		1,025,773,989

SHORT-TERM INVESTMENTS–0.7%
Investment Companies–0.7%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 5.25%(c)(d)(e) (cost $7,579,954)	7,579,954	7,579,954

Total Investments—98.7% (cost $991,043,033)		1,033,353,943

Other assets less liabilities—1.3%		13,224,405

Net Assets—100.0%		$1,046,578,348

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation (Depreciation)

Australia and New Zealand Banking Group Ltd.	USD	2,712	AUD	4,210	11/08/2023	$(2,376)

Bank of America, NA	BRL	39,773	USD	7,943	10/03/2023	29,943

Bank of America, NA	USD	7,983	BRL	39,773	10/03/2023	(70,756)

Bank of America, NA	USD	4,185	JPY	613,437	10/19/2023	(69,431)

Bank of America, NA	BRL	39,773	USD	7,948	11/03/2023	69,901

Bank of America, NA	USD	25,058	AUD	38,667	11/08/2023	(167,130)

Bank of America, NA	MXN	77,347	USD	4,461	11/16/2023	55,866

Bank of America, NA	USD	6,192	NOK	66,768	12/07/2023	60,923

Bank of America, NA	USD	21,014	INR	1,756,005	12/14/2023	43,610

Bank of America, NA	USD	6,036	CNH	43,861	01/11/2024	(270)

Barclays Bank PLC	USD	3,992	KRW	5,025,225	10/26/2023	(272,210)

Barclays Bank PLC	SGD	9,062	USD	6,659	11/16/2023	17,149

Barclays Bank PLC	USD	5,386	CHF	4,894	11/16/2023	(14,103)

BNP Paribas SA	ZAR	61,456	USD	3,213	11/06/2023	(23,469)

Citibank, NA	KRW	7,455,009	USD	5,623	10/26/2023	105,506

Citibank, NA	PHP	520,529	USD	9,522	10/26/2023	322,112

Citibank, NA	GBP	7,801	USD	9,727	11/17/2023	206,784

Citibank, NA	TWD	246,755	USD	7,776	11/29/2023	91,625

Deutsche Bank AG	USD	12,432	ILS	45,846	10/18/2023	(404,315)

Goldman Sachs Bank USA	USD	17,294	CHF	15,438	11/16/2023	(349,351)

HSBC Bank USA	EUR	3,534	USD	3,802	10/12/2023	64,147

HSBC Bank USA	USD	21,720	KRW	27,692,475	10/26/2023	(1,223,443)

JPMorgan Chase Bank, NA	USD	2,802	EUR	2,534	10/12/2023	(121,590)

Morgan Stanley Capital Services, Inc.	BRL	39,773	USD	8,078	10/03/2023	165,448

2023 Annual Report	25

Schedule of Investments (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation (Depreciation)

Morgan Stanley Capital Services, Inc.	USD	7,943	BRL	39,773	10/03/2023	$(29,943)

Morgan Stanley Capital Services, Inc.	EUR	42,323	USD	46,587	10/12/2023	1,824,374

Morgan Stanley Capital Services, Inc.	EUR	3,579	USD	3,762	10/12/2023	(23,573)

Morgan Stanley Capital Services, Inc.	JPY	3,910,115	USD	27,243	10/19/2023	1,011,540

Morgan Stanley Capital Services, Inc.	KRW	9,458,254	USD	7,245	10/26/2023	245,066

Morgan Stanley Capital Services, Inc.	USD	2,932	MYR	13,601	01/11/2024	(10,700)

State Street Bank & Trust Co.	USD	3,344	TWD	106,319	11/29/2023	(32,639)

						$1,498,695

(a)	Non-income producing security.
(b)	Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At September 30, 2023, the aggregate market value of these securities amounted to $45,409,258 or 4.3% of net assets.
(c)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.
(d)	The rate shown represents the 7-day yield as of period end.
(e)	Affiliated investments.

Currency Abbreviations:

AUD—Australian Dollar

BRL—Brazilian Real

CHF—Swiss Franc

CNH—Chinese Yuan Renminbi (Offshore)

EUR—Euro

GBP—Great British Pound

ILS—Israeli Shekel

INR—Indian Rupee

JPY—Japanese Yen

KRW—South Korean Won

MXN—Mexican Peso

MYR—Malaysian Ringgit

NOK—Norwegian Krone

PHP—Philippine Peso

SGD—Singapore Dollar

TWD—New Taiwan Dollar

USD—United States Dollar

ZAR—South African Rand

Glossary:

ADR—American Depositary Receipt

REIT—Real Estate Investment Trust

See notes to financial statements.

26	Bernstein Fund, Inc.

Schedule of Investments

Bernstein Fund, Inc.

Schedule of Investments

International Strategic Equities Portfolio

September 30, 2023

Company	Shares	U.S. $ Value

COMMON STOCKS–97.3%

Financials–19.6%
Banks–15.4%
ABN AMRO Bank NV(a)	7,053,630	$99,685,805
Banco Bilbao Vizcaya Argentaria SA	20,042,570	162,203,077
Banco de Sabadell SA	41,935,140	48,513,573
BNP Paribas SA	1,460,590	92,873,477
China Merchants Bank Co., Ltd.–Class H	15,442,500	64,111,126
Erste Group Bank AG	2,080,299	71,847,013
Eurobank Ergasias Services and Holdings SA(b)	24,546,650	37,755,257
Hana Financial Group, Inc.	2,012,670	63,053,874
KB Financial Group, Inc.	2,521,910	102,860,853
KB Financial Group, Inc. (ADR)	347,760	14,296,414
Mitsubishi UFJ Financial Group, Inc.	7,014,600	59,442,811
NatWest Group PLC	10,392,010	29,726,927
Resona Holdings, Inc.	16,730,600	92,506,493
Sumitomo Mitsui Financial Group, Inc.	3,172,700	155,862,162

		1,094,738,862

Capital Markets–2.0%
B3 SA–Brasil Bolsa Balcao	36,687,600	89,701,804
IG Group Holdings PLC	7,132,170	55,834,996

		145,536,800

Insurance–2.2%
NN Group NV	1,985,900	63,664,334
Ping An Insurance Group Co. of China Ltd.–Class H	16,038,500	90,964,684

		154,629,018

		1,394,904,680

Industrials–16.3%
Aerospace & Defense–1.5%
BAE Systems PLC	8,607,920	104,602,079

Building Products–0.3%
Daikin Industries Ltd.	142,200	22,292,929

Electrical Equipment–4.5%
Fuji Electric Co., Ltd.	1,938,400	87,297,093
Nexans SA	466,210	37,798,428
Prysmian SpA	3,064,740	123,013,356
Schneider Electric SE	435,320	71,737,285

		319,846,162

Industrial Conglomerates–1.1%
Siemens AG (REG)	543,270	77,637,973

Machinery–3.8%
ANDRITZ AG	837,800	42,218,943
IHI Corp.	2,528,400	52,993,208

Company	Shares	U.S. $ Value
Kawasaki Heavy Industries Ltd.	3,692,700	$89,344,396
Toyota Industries Corp.	1,039,500	81,824,710

		266,381,257

Professional Services–3.0%
Wolters Kluwer NV	1,788,000	216,482,847

Trading Companies & Distributors–2.1%
Mitsubishi Corp.	3,160,000	150,575,034

		1,157,818,281

Consumer Discretionary–13.7%
Automobile Components–1.3%
Sumitomo Electric Industries Ltd.	7,229,700	87,095,592

Automobiles–4.4%
Honda Motor Co., Ltd.	10,994,400	123,683,612
Kia Corp.	962,840	57,953,605
Stellantis NV (France)	6,894,417	132,102,919

		313,740,136

Broadline Retail–0.7%
Alibaba Group Holding Ltd.(b)	4,719,200	51,166,425

Hotels, Restaurants & Leisure–0.3%
Entain PLC	2,041,146	23,150,302

Specialty Retail–2.2%
Industria de Diseno Textil SA	4,164,110	154,955,037

Textiles, Apparel & Luxury Goods–4.8%
ANTA Sports Products Ltd.	4,216,000	47,174,238
Burberry Group PLC	1,475,950	34,205,003
Eclat Textile Co., Ltd.	3,461,000	52,224,166
LVMH Moet Hennessy Louis Vuitton SE	275,180	207,714,237

		341,317,644

		971,425,136

Information Technology–12.5%
Electronic Equipment, Instruments & Components–1.6%
Hon Hai Precision Industry Co., Ltd.	10,747,000	34,640,105
Keyence Corp.	38,400	14,201,302
Nan Ya Printed Circuit Board Corp.	7,277,000	60,310,071

		109,151,478

Semiconductors & Semiconductor Equipment–8.2%
ASML Holding NV	151,150	88,989,563
Infineon Technologies AG	1,997,910	66,172,254
SCREEN Holdings Co., Ltd.	1,763,400	85,694,354
SK Hynix, Inc.	1,097,890	92,952,471
Taiwan Semiconductor Manufacturing Co., Ltd.	6,085,000	99,223,427
Tokyo Electron Ltd.	400,600	54,718,852
United Microelectronics Corp.	67,653,000	94,996,066

		582,746,987

Technology Hardware, Storage & Peripherals–2.7%
Quanta Computer, Inc.	6,198,000	46,386,518
Samsung Electronics Co., Ltd.	2,502,600	126,516,712

2023 Annual Report	27

Schedule of Investments (continued)

Company	Shares	U.S. $ Value
Wistron Corp.	6,160,000	$19,507,844

		192,411,074

		884,309,539

Health Care–10.1%
Pharmaceuticals–10.1%
Astellas Pharma, Inc.	5,170,100	71,562,551
Novartis AG (REG)	872,300	89,086,806
Novo Nordisk A/S–Class B	3,796,480	345,673,989
Ono Pharmaceutical Co., Ltd.	1,868,400	35,832,863
Roche Holding AG (Genusschein)	175,682	47,961,368
Sanofi	1,160,410	124,599,312

		714,716,889

Consumer Staples–7.1%
Consumer Staples Distribution & Retail–5.1%
Coles Group Ltd.	7,187,380	71,736,169
Jeronimo Martins SGPS SA	6,903,740	155,045,650
Loblaw Cos., Ltd.	1,582,890	134,485,924

		361,267,743

Personal Care Products–2.0%
Unilever PLC (London)	2,859,440	141,447,317

		502,715,060

Energy–6.5%
Oil, Gas & Consumable Fuels–6.5%
Petroleo Brasileiro SA (Preference Shares)	19,234,400	132,552,071
Repsol SA	10,130,170	166,631,213
Shell PLC	5,095,020	161,482,665

		460,665,949

Materials–4.3%
Construction Materials–1.9%
CRH PLC	2,516,630	137,735,160

Metals & Mining–2.4%
ArcelorMittal SA	2,478,830	62,060,120
First Quantum Minerals Ltd.	2,561,520	60,518,444
Zijin Mining Group Co., Ltd.–Class H	31,638,000	47,963,126

		170,541,690

		308,276,850

Communication Services–3.1%
Entertainment–2.0%
Capcom Co., Ltd.	1,321,400	47,559,411
Konami Group Corp.	993,300	52,371,162
Universal Music Group NV	1,578,020	41,180,278

		141,110,851

Company	Shares	U.S. $ Value
Interactive Media & Services–1.1%
Tencent Holdings Ltd.	2,040,400	$79,093,926

		220,204,777

Utilities–2.6%
Gas Utilities–1.9%
Snam SpA	29,354,490	137,739,206

Multi-Utilities–0.7%
Sembcorp Industries Ltd.	13,160,500	48,916,096

		186,655,302

Real Estate–1.5%
Real Estate Management & Development–1.5%
Emaar Properties PJSC	50,128,377	109,702,692

Total Common Stocks (cost $6,359,346,142)		6,911,395,155

SHORT-TERM INVESTMENTS–1.2%
Investment Companies–1.2%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 5.25%(c)(d)(e) (cost $80,788,952)	80,788,952	80,788,952

Total Investments—98.5% (cost $6,440,135,094)		6,992,184,107

Other assets less liabilities—1.5%		108,360,090

Net Assets—100.0%		$7,100,544,197

28	Bernstein Fund, Inc.

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation (Depreciation)

Bank of America, NA	BRL	751,263	USD	150,552	10/03/2023	$1,093,485

Bank of America, NA	USD	150,481	BRL	751,263	10/03/2023	(1,022,444)

Bank of America, NA	USD	14,365	EUR	13,423	10/12/2023	(168,495)

Bank of America, NA	KRW	18,410,830	USD	13,962	10/26/2023	335,647

Bank of America, NA	USD	11,797	KRW	15,514,225	10/26/2023	(314,151)

Bank of America, NA	BRL	445,216	USD	88,970	11/03/2023	782,466

Bank of America, NA	USD	317,316	INR	26,516,546	12/14/2023	658,531

Barclays Bank PLC	EUR	425,289	USD	470,327	10/12/2023	20,526,398

Barclays Bank PLC	USD	9,816	EUR	9,340	10/12/2023	62,074

Barclays Bank PLC	USD	27,334	EUR	25,360	10/12/2023	(512,099)

Barclays Bank PLC	JPY	5,492,665	USD	37,804	10/19/2023	955,661

Barclays Bank PLC	USD	39,875	JPY	5,881,418	10/19/2023	(417,731)

Barclays Bank PLC	KRW	23,738,271	USD	18,731	10/26/2023	1,161,195

Barclays Bank PLC	USD	34,846	KRW	44,420,646	10/26/2023	(1,968,888)

BNP Paribas SA	EUR	50,998	USD	54,839	10/12/2023	901,526

BNP Paribas SA	USD	61,813	EUR	57,249	10/12/2023	(1,264,869)

BNP Paribas SA	JPY	8,744,400	USD	60,038	10/19/2023	1,374,110

BNP Paribas SA	USD	8,977	TRY	249,728	10/20/2023	(68,387)

BNP Paribas SA	KRW	27,341,806	USD	20,634	10/26/2023	397,483

BNP Paribas SA	USD	6,704	CAD	9,154	10/27/2023	37,837

BNP Paribas SA	USD	14,337	CAD	19,400	10/27/2023	(48,858)

BNP Paribas SA	USD	14,059	TWD	447,907	11/29/2023	(109,074)

BNP Paribas SA	USD	29,924	NOK	321,078	12/07/2023	146,386

Citibank, NA	USD	48,719	EUR	44,739	10/12/2023	(1,401,703)

Citibank, NA	JPY	2,069,555	USD	14,276	10/19/2023	392,080

Citibank, NA	USD	15,452	PHP	844,712	10/26/2023	(522,722)

Citibank, NA	USD	49,862	AUD	76,885	11/08/2023	(370,162)

Citibank, NA	USD	15,831	GBP	12,745	11/17/2023	(277,260)

Citibank, NA	TWD	3,898,809	USD	122,871	11/29/2023	1,447,702

Deutsche Bank AG	USD	28,319	ILS	104,429	10/18/2023	(920,957)

Goldman Sachs Bank USA	USD	41,074	THB	1,418,777	10/11/2023	(2,084,170)

Goldman Sachs Bank USA	USD	13,563	JPY	1,983,319	10/19/2023	(257,315)

Goldman Sachs Bank USA	CAD	39,213	USD	28,983	10/27/2023	103,278

Goldman Sachs Bank USA	USD	331,514	CAD	448,136	10/27/2023	(1,467,221)

Goldman Sachs Bank USA	TWD	373,224	USD	11,796	11/29/2023	172,414

Goldman Sachs Bank USA	USD	11,471	CNH	83,470	01/11/2024	15,172

HSBC Bank USA	EUR	662,470	USD	737,585	10/12/2023	36,932,398

HSBC Bank USA	USD	10,214	EUR	9,719	10/12/2023	65,018

HSBC Bank USA	USD	14,741	EUR	13,460	10/12/2023	(505,339)

HSBC Bank USA	JPY	2,742,113	USD	18,537	10/19/2023	140,917

HSBC Bank USA	USD	59,182	JPY	8,702,664	10/19/2023	(798,587)

HSBC Bank USA	KRW	330,934,402	USD	259,558	10/26/2023	14,620,559

HSBC Bank USA	USD	24,601	KRW	32,166,433	10/26/2023	(793,019)

HSBC Bank USA	USD	4,824	CAD	6,587	10/27/2023	27,338

HSBC Bank USA	USD	66,590	ZAR	1,277,342	11/06/2023	674,462

HSBC Bank USA	USD	715	AUD	1,112	11/08/2023	757

2023 Annual Report	29

Schedule of Investments (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation (Depreciation)

HSBC Bank USA	USD	4,053	AUD	6,239	11/08/2023	$(36,798)

HSBC Bank USA	USD	53,012	MXN	924,524	11/16/2023	(353,084)

HSBC Bank USA	USD	14,025	TWD	444,304	11/29/2023	(187,697)

JPMorgan Chase Bank, NA	EUR	10,825	USD	11,927	10/12/2023	477,762

JPMorgan Chase Bank, NA	CAD	11,489	USD	8,504	10/27/2023	42,629

JPMorgan Chase Bank, NA	USD	23,943	CAD	32,475	10/27/2023	(25,214)

JPMorgan Chase Bank, NA	USD	181,781	AUD	281,548	11/08/2023	(543,527)

JPMorgan Chase Bank, NA	CHF	10,707	USD	11,744	11/16/2023	(7,564)

JPMorgan Chase Bank, NA	USD	329,781	CHF	293,965	11/16/2023	(7,123,728)

JPMorgan Chase Bank, NA	USD	11,727	GBP	9,611	11/17/2023	2,600

JPMorgan Chase Bank, NA	USD	111,061	GBP	88,959	11/17/2023	(2,494,369)

Morgan Stanley Capital Services, Inc.	BRL	139,169	USD	28,266	10/03/2023	578,917

Morgan Stanley Capital Services, Inc.	USD	27,792	BRL	139,169	10/03/2023	(104,774)

Morgan Stanley Capital Services, Inc.	EUR	7,036	USD	7,737	10/12/2023	295,748

Morgan Stanley Capital Services, Inc.	USD	39,350	IDR	592,290,276	10/12/2023	(1,095,241)

Morgan Stanley Capital Services, Inc.	USD	9,213	JPY	1,368,545	10/19/2023	(31,798)

Morgan Stanley Capital Services, Inc.	USD	2,202	CAD	2,985	10/27/2023	(4,071)

Morgan Stanley Capital Services, Inc.	USD	12,156	AUD	18,906	11/08/2023	13,798

Morgan Stanley Capital Services, Inc.	USD	12,517	CLP	11,233,560	11/16/2023	82,798

Morgan Stanley Capital Services, Inc.	USD	15,126	PLN	63,682	11/29/2023	(570,788)

Morgan Stanley Capital Services, Inc.	USD	27,624	MYR	128,127	01/11/2024	(100,801)

Natwest Markets PLC	USD	144,610	SEK	1,601,202	12/07/2023	2,359,308

Natwest Markets PLC	CNH	82,424	USD	11,336	01/11/2024	(5,873)

Standard Chartered Bank	USD	33,899	EUR	31,591	10/12/2023	(486,897)

Standard Chartered Bank	USD	16,420	NZD	27,640	10/27/2023	146,542

State Street Bank & Trust Co.	USD	6,574	SGD	8,939	11/16/2023	(21,987)

UBS AG	EUR	314,683	USD	351,021	10/12/2023	18,200,500

UBS AG	JPY	47,530,683	USD	329,254	10/19/2023	10,383,173

UBS AG	USD	2,236	AUD	3,450	11/08/2023	(14,595)

UBS AG	USD	224,061	CNH	1,626,416	01/11/2024	(256,678)

						$86,849,734

(a)	Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. This security is considered restricted, but liquid and may be resold in transactions exempt from registration. At September 30, 2023, the market value of this security amounted to $99,685,805 or 1.4% of net assets.
(b)	Non-income producing security.
(c)	Affiliated investments.
(d)	The rate shown represents the 7-day yield as of period end.
(e)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Currency Abbreviations:

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CHF—Swiss Franc

CLP—Chilean Peso

CNH—Chinese Yuan Renminbi (Offshore)

EUR—Euro

GBP—Great British Pound

IDR—Indonesian Rupiah

ILS—Israeli Shekel

INR—Indian Rupee

JPY—Japanese Yen

KRW—South Korean Won

MXN—Mexican Peso

MYR—Malaysian Ringgit

NOK—Norwegian Krone

NZD—New Zealand Dollar

PHP—Philippine Peso

PLN—Polish Zloty

SEK—Swedish Krona

SGD—Singapore Dollar

30	Bernstein Fund, Inc.

THB—Thailand Baht

TRY—Turkish Lira

TWD—New Taiwan Dollar

USD—United States Dollar

ZAR—South African Rand

Glossary:

ADR—American Depositary Receipt

PJSC—Public Joint Stock Company

REG—Registered Shares

See notes to financial statements.

2023 Annual Report	31

Statement of Assets and Liabilities—September 30, 2023

	SMALL CAP CORE PORTFOLIO	INTERNATIONAL SMALL CAP PORTFOLIO	INTERNATIONAL STRATEGIC EQUITIES PORTFOLIO

ASSETS

Investments in securities at value

Unaffiliated issuers	$625,784,699	$1,025,773,989	$6,911,395,155

Affiliated issuers	0	7,579,954	80,788,952

Foreign currencies, at value (a)	0	4,755,622	48,845,593

Cash	0	0	737

Cash collateral due from broker	2,448,380	1,461,000	1,776,000

Receivables:

Unaffiliated interest and dividends	486,424	4,317,314	22,581,951

Affiliated dividends	5,071	65,514	398,846

Investment securities sold and foreign currency transactions	108,423,635	6,816,016	19,109,397

Capital shares sold	276,270	793,742	1,698,693

Unrealized appreciation of forward currency exchange contracts	0	4,313,994	115,608,669

Other assets	0	2,114,572	13,829,913

Total assets	737,424,479	1,057,991,717	7,216,033,906

LIABILITIES

Due to custodian	999,246	0	0

Cash collateral due to broker	0	848,000	16,409,000

Payables:

Investment securities purchased and foreign currency transactions	89,430,325	4,059,338	60,795,572

Management fee	437,852	880,676	3,981,867

Capital shares redeemed	259,837	506,553	3,605,853

Foreign capital gains taxes	0	1,726,642	0

Variation margin on futures	1,562,438	0	0

Shareholder servicing fee	1,519	11,655	75,018

Transfer Agent fee	18,135	15,685	36,324

Accrued expenses	202,581	549,521	1,827,140

Unrealized depreciation of forward currency exchange contracts	0	2,815,299	28,758,935

Total liabilities	92,911,933	11,413,369	115,489,709

NET ASSETS	$644,512,546	$1,046,578,348	$7,100,544,197

Cost of investments

Unaffiliated issuers	$544,266,095	$983,463,079	$6,359,346,142

Affiliated issuers	0	7,579,954	80,788,952

NET ASSETS CONSIST OF:

Capital stock, at par	$5,345	$9,833	$64,549

Additional paid-in capital	512,027,903	1,053,296,765	7,345,721,378

Distributable earnings (accumulated loss)	132,479,298	(6,728,250)	(245,241,730)

	$644,512,546	$1,046,578,348	$7,100,544,197

(a) Cost: $0, $4,806,155 and $48,992,718, respectively. (Note 1)

See Notes to Financial Statements.

32	Bernstein Fund, Inc.

	SMALL CAP CORE PORTFOLIO	INTERNATIONAL SMALL CAP PORTFOLIO	INTERNATIONAL STRATEGIC EQUITIES PORTFOLIO

CALCULATION OF MAXIMUM OFFERING PRICE

SCB Class Shares

Net Assets	$7,155,795	$55,200,676	$357,763,078

Shares of capital stock outstanding	596,340	5,195,685	32,605,648

Net asset value, offering and redemption price per share	$12.00	$10.62	$10.97

Advisor Class Shares

Net Assets	$550,219,099	$784,941,014	$5,698,575,221

Shares of capital stock outstanding	45,626,566	73,733,484	518,086,206

Net asset value and offering price per share	$12.06	$10.65	$11.00

Class Z Shares

Net Assets	$87,137,652	$206,436,658	$1,044,205,898

Shares of capital stock outstanding	7,230,694	19,398,244	94,795,398

Net asset value and offering price per share	$12.05	$10.64	$11.02

See Notes to Financial Statements.

2023 Annual Report	33

Statement of Operations—for the year ended September 30, 2023

	SMALL CAP CORE PORTFOLIO	INTERNATIONAL SMALL CAP PORTFOLIO	INTERNATIONAL STRATEGIC EQUITIES PORTFOLIO

INVESTMENT INCOME

Income:

Interest	$41,807	$236,443	$0

Dividends

Unaffiliated issuers (a)	10,218,022	38,678,267	216,162,085

Affiliated issuers	183,792	739,192	3,330,373

Other income	4,253	7,654	53,765

Total income	10,447,874	39,661,556	219,546,223

Expenses:

Management fee (see Note 2A)	5,403,974	11,189,625	49,038,256

Shareholder servicing fee (see Note 2B)	19,434	140,809	895,972

Custody and accounting fees	84,903	341,527	1,153,770

Transfer Agent fee—SCB Class	3,585	13,310	19,940

Transfer Agent fee—Advisor Class	257,295	182,848	314,652

Transfer Agent fee—Class Z	37,692	77,397	289,016

Directors’ fees and expenses	35,951	57,924	382,781

Legal fees	27,945	49,218	315,746

Auditing and tax fees	48,035	158,473	173,363

Registration fees	57,257	59,995	64,346

Printing fees	9,935	17,217	11,272

Miscellaneous	30,299	66,044	342,701

Total expenses	6,016,305	12,354,387	53,001,815

Interest expense	0	0	333,531

Total expenses	6,016,305	12,354,387	53,335,346

Less: expenses waived and reimbursed by the Adviser (see Note 2A and 2E)	(4,266)	(17,431)	(76,752)

Net expenses	6,012,039	12,336,956	53,258,594

Net investment income	4,435,835	27,324,600	166,287,629

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS

Net realized gain (loss) on:

Investment transactions (b)	54,026,816	(38,988,717)	(521,904,739)

Forward currency exchange contracts	0	(6,910,801)	(90,810,609)

Futures	(816,878)	0	0

Foreign currency transactions	0	(1,095,550)	(4,837,118)

Net realized gain (loss) on investment transactions and foreign currency transactions	53,209,938	(46,995,068)	(617,552,466)

Net change in unrealized appreciation (depreciation) of:

Investments (c)	28,595,517	223,908,330	1,624,217,505

Forward currency exchange contracts	0	2,267,680	58,557,937

Futures	1,207,275	0	0

Foreign currency denominated assets and liabilities	0	485,451	2,466,330

Net change in unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities	29,802,792	226,661,461	1,685,241,772

Net realized and unrealized gain on investment transactions and foreign currency transactions	83,012,730	179,666,393	1,067,689,306

Net increase in net assets resulting from operations	$87,448,565	$206,990,993	$1,233,976,935

(a) Net of foreign withholding taxes of $26,374, $5,283,107 and $32,131,399, respectively.

(b) Net of foreign realized capital gains taxes of $0, $344 and $21,131, respectively.

(c) Net of increase in accrued foreign capital gains taxes on unrealized gains of $0, $1,180,584 and $0, respectively.

See Notes to Financial Statements.

34	Bernstein Fund, Inc.

Statement of Changes in Net Assets

	SMALL CAP CORE PORTFOLIO		INTERNATIONAL SMALL CAP PORTFOLIO

	YEAR ENDED 9/30/23	YEAR ENDED 9/30/22	YEAR ENDED 9/30/23	YEAR ENDED 9/30/22

INCREASE (DECREASE) IN NET ASSETS FROM

Operations:

Net investment income	$4,435,835	$2,967,886	$27,324,600	$28,022,322

Net realized gain (loss) on investment transactions and foreign currency transactions	53,209,938	56,930,823	(46,995,068)	(5,709,188)

Net change in unrealized appreciation (depreciation) of investments	29,802,792	(229,689,485)	226,661,461	(478,092,970)

Contributions from affiliates (see Note 2A)	0	3,193	0	0

Net increase (decrease) in net assets resulting from operations	87,448,565	(169,787,583)	206,990,993	(455,779,836)

Distributions to shareholders (a)	(51,799,141)	(51,390,345)	(11,869,244)	(57,115,368)

Capital-share transactions:

Net proceeds from sales of shares	54,832,435	33,932,843	119,128,009	99,489,099

Net proceeds from sales of shares issued to shareholders on reinvestment of dividends	46,414,000	38,420,784	9,953,508	52,302,647

Total proceeds from shares sold	101,246,435	72,353,627	129,081,517	151,791,746

Cost of shares redeemed	(112,191,257)	(108,838,149)	(282,249,548)	(157,104,974)

Net decrease in net assets from capital-share transactions	(10,944,822)	(36,484,522)	(153,168,031)	(5,313,228)

Net increase (decrease) in net assets	24,704,602	(257,662,450)	41,953,718	(518,208,432)

NET ASSETS:

Beginning of period	619,807,944	877,470,394	1,004,624,630	1,522,833,062

End of period	$644,512,546	$619,807,944	$1,046,578,348	$1,004,624,630

(a) See page 37 for share class information on dividend distributions for the Small Cap Core and International Small Cap Portfolios.

See Notes to Financial Statements.

2023 Annual Report	35

Statement of Changes in Net Assets (continued)

	INTERNATIONAL STRATEGIC EQUITIES PORTFOLIO

	YEAR ENDED 9/30/23	YEAR ENDED 9/30/22

INCREASE (DECREASE) IN NET ASSETS FROM

Operations:

Net investment income	$166,287,629	$265,106,724

Net realized loss on investment transactions and foreign currency transactions	(617,552,466)	(257,063,422)

Net change in unrealized appreciation (depreciation) of investments	1,685,241,772	(2,337,930,657)

Net increase (decrease) in net assets resulting from operations	1,233,976,935	(2,329,887,355)

Distributions to shareholders (a)	(284,518,492)	(530,917,993)

Capital-share transactions:

Net proceeds from sales of shares	934,048,321	712,367,952

Net proceeds from sales of shares issued to shareholders on reinvestment of dividends	228,796,446	485,839,887

Total proceeds from shares sold	1,162,844,767	1,198,207,839

Cost of shares redeemed	(1,584,936,534)	(927,800,716)

Net increase (decrease) in net assets from capital-share transactions	(422,091,767)	270,407,123

Net increase (decrease) in net assets	527,366,676	(2,590,398,225)

NET ASSETS:

Beginning of period	6,573,177,521	9,163,575,746

End of period	$7,100,544,197	$6,573,177,521

(a) See page 37 for share class information on dividend distributions for the International Strategic Equities Portfolio.

See Notes to Financial Statements.

36	Bernstein Fund, Inc.

	SMALL CAP CORE PORTFOLIO

	YEAR ENDED 9/30/23	YEAR ENDED 9/30/22

Distributions to shareholders:

SCB Class	$(581,765)	$(585,819)

Advisor Class	(41,711,530)	(41,055,925)

Class Z	(9,505,846)	(9,748,601)

	$(51,799,141)	$(51,390,345)

	INTERNATIONAL SMALL CAP PORTFOLIO

	YEAR ENDED 9/30/23	YEAR ENDED 9/30/22

Distributions to shareholders:

SCB Class	$(393,839)	$(2,505,829)

Advisor Class	(7,822,705)	(35,750,006)

Class Z	(3,652,700)	(18,859,533)

	$(11,869,244)	$(57,115,368)

	INTERNATIONAL STRATEGIC EQUITIES PORTFOLIO

	YEAR ENDED 9/30/23	YEAR ENDED 9/30/22

Distributions to shareholders:

SCB Class	$(12,438,246)	$(24,555,864)

Advisor Class	(212,132,679)	(385,741,919)

Class Z	(59,947,567)	(120,620,210)

	$(284,518,492)	$(530,917,993)

See Notes to Financial Statements.

2023 Annual Report	37

Financial Highlights

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	SMALL CAP CORE PORTFOLIO SCB CLASS

	YEAR ENDED 9/30/23	YEAR ENDED 9/30/22	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19

Net asset value, beginning of period	$11.36	$15.26	$10.39	$10.78	$12.93

Income from investment operations:

Investment income (loss), net (a)(b)	0.05	0.02	(0.02)	0.02	0.02

Net realized and unrealized gain (loss) on investment transactions and foreign currency transactions	1.51	(3.03)	4.93	(0.39)	(1.38)

Contributions from affiliates	0	0.00 (c)	0	0	0

Total from investment operations	1.56	(3.01)	4.91	(0.37)	(1.36)

Less dividends and distributions:

Dividends from net investment income	(0.01)	0	(0.04)	(0.02)	(0.00	)(c)

Distributions from net realized gain on investment transactions	(0.91)	(0.89)	0	0	(0.79)

Total dividends and distributions	(0.92)	(0.89)	(0.04)	(0.02)	(0.79)

Net asset value, end of period	$12.00	$11.36	$15.26	$10.39	$10.78

Total return (d)(e)	14.07%	(21.18)%	47.30%	(3.42)%	(10.15)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$7,156	$7,231	$10,119	$7,895	$8,692

Average net assets (000 omitted)	$7,774	$9,101	$9,893	$8,175	$9,118

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.14%	1.13%	1.14%	1.14%	1.14%

Expenses, before waivers/reimbursements	1.14%	1.13%	1.14%	1.14%	1.14%

Net investment income (loss) (b)	0.41%	0.13%	(0.17)%	0.19%	0.19%

Portfolio turnover rate	43%	34%	40%	88%	61%

See Footnote Summary on page 46.

See Notes to Financial Statements.

38	Bernstein Fund, Inc.

	SMALL CAP CORE PORTFOLIO ADVISOR CLASS

	YEAR ENDED 9/30/23	YEAR ENDED 9/30/22	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19

Net asset value, beginning of period	$11.42	$15.32	$10.43	$10.82	$12.97

Income from investment operations

Investment income, net (a)(b)	0.08	0.05	0.01	0.04	0.05

Net realized and unrealized gain (loss) on investment transactions and foreign currency transactions	1.53	(3.05)	4.94	(0.38)	(1.38)

Contributions from affiliates	0	0.00 (c)	0	0	0

Total from investment operations	1.61	(3.00)	4.95	(0.34)	(1.33)

Less dividends and distributions:

Dividends from net investment income	(0.06)	(0.01)	(0.06)	(0.05)	(0.03)

Distributions from net realized gain on investment transactions	(0.91)	(0.89)	0	0	(0.79)

Total dividends and distributions	(0.97)	(0.90)	(0.06)	(0.05)	(0.82)

Net asset value, end of period	$12.06	$11.42	$15.32	$10.43	$10.82

Total return (d)(e)	14.41%	(21.02)%	47.62%	(3.17)%	(9.90)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$550,219	$500,636	$702,514	$531,943	$734,733

Average net assets (000 omitted)	$558,487	$632,321	$687,421	$688,776	$724,908

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	0.89%	0.88%	0.89%	0.89%	0.89%

Expenses, before waivers/reimbursements	0.89%	0.88%	0.89%	0.89%	0.89%

Net investment income (b)	0.66%	0.38%	0.07%	0.43%	0.44%

Portfolio turnover rate	43%	34%	40%	88%	61%

See Footnote Summary on page 46.

See Notes to Financial Statements.

2023 Annual Report	39

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	SMALL CAP CORE PORTFOLIO CLASS Z

	YEAR ENDED 9/30/23	YEAR ENDED 9/30/22	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19

Net asset value, beginning of period	$11.42	$15.31	$10.42	$10.82	$12.96

Income from investment operations

Investment income, net (a)(b)	0.08	0.05	0.01	0.05	0.05

Net realized and unrealized gain (loss) on investment transactions and foreign currency transactions	1.52	(3.03)	4.95	(0.39)	(1.37)

Contributions from affiliates	0	0.00 (c)	0	0	0

Total from investment operations	1.60	(2.98)	4.96	(0.34)	(1.32)

Less dividends and distributions:

Dividends from net investment income	(0.06)	(0.02)	(0.07)	(0.06)	(0.03)

Distributions from net realized gain on investment transactions	(0.91)	(0.89)	0	0	(0.79)

Total dividends and distributions	(0.97)	(0.91)	(0.07)	(0.06)	(0.82)

Net asset value, end of period	$12.05	$11.42	$15.31	$10.42	$10.82

Total return (d)(e)	14.34%	(20.95)%	47.70%	(3.23)%	(9.80)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$87,138	$111,941	$164,837	$116,488	$192,161

Average net assets (000 omitted)	$109,237	$144,065	$155,037	$182,516	$190,252

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	0.88%	0.87%	0.87%	0.87%	0.87%

Expenses, before waivers/reimbursements	0.88%	0.87%	0.87%	0.87%	0.87%

Net investment income (b)	0.68%	0.39%	0.10%	0.46%	0.46%

Portfolio turnover rate	43%	34%	40%	88%	61%

See Footnote Summary on page 46.

See Notes to Financial Statements.

40	Bernstein Fund, Inc.

	INTERNATIONAL SMALL CAP PORTFOLIO SCB CLASS

	YEAR ENDED 9/30/23	YEAR ENDED 9/30/22	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19

Net asset value, beginning of period	$8.90	$13.37	$10.40	$10.40	$12.40

Income from investment operations:

Investment income, net (a)(b)	0.24	0.22	0.12	0.10	0.16

Net realized and unrealized gain (loss) on investment transactions and foreign currency transactions	1.55	(4.23)	2.96	0.09	(1.21)

Total from investment operations	1.79	(4.01)	3.08	0.19	(1.05)

Less dividends and distributions:

Dividends from net investment income	(0.07)	(0.23)	(0.11)	(0.19)	(0.19)

Distributions from net realized gain on investment transactions	0	(0.23)	0	0	(0.76)

Total dividends and distributions	(0.07)	(0.46)	(0.11)	(0.19)	(0.95)

Net asset value, end of period	$10.62	$8.90	$13.37	$10.40	$10.40

Total return (d)	20.19% *	(31.01)%	29.79%	1.77%	(8.03)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$55,201	$48,349	$72,116	$63,328	$64,993

Average net assets (000 omitted)	$56,324	$63,185	$72,063	$62,709	$64,757

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.34%	1.32%	1.32%	1.33%	1.35%

Expenses, before waivers/reimbursements	1.34%	1.32%	1.32%	1.34%	1.35%

Net investment income (b)	2.25%	1.87%	0.94%	1.02%	1.50%

Portfolio turnover rate	50%	50%	48%	58%	46%

See Footnote Summary on page 46.

See Notes to Financial Statements.

2023 Annual Report	41

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	INTERNATIONAL SMALL CAP PORTFOLIO ADVISOR CLASS

	YEAR ENDED 9/30/23	YEAR ENDED 9/30/22	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19

Net asset value, beginning of period	$8.93	$13.41	$10.42	$10.43	$12.43

Income from investment operations

Investment income, net (a)(b)	0.27	0.25	0.15	0.13	0.19

Net realized and unrealized gain (loss) on investment transactions and foreign currency transactions	1.56	(4.23)	2.98	0.08	(1.21)

Total from investment operations	1.83	(3.98)	3.13	0.21	(1.02)

Less dividends and distributions:

Dividends from net investment income	(0.11)	(0.27)	(0.14)	(0.22)	(0.22)

Distributions from net realized gain on investment transactions	0	(0.23)	0	0	(0.76)

Total dividends and distributions	(0.11)	(0.50)	(0.14)	(0.22)	(0.98)

Net asset value, end of period	$10.65	$8.93	$13.41	$10.42	$10.43

Total return (d)	20.54%	(30.81)%	30.22%	1.90%	(7.70)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$784,940	$655,455	$948,393	$748,799	$791,765

Average net assets (000 omitted)	$774,138	$856,686	$896,897	$750,872	$765,916

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.09%	1.07%	1.07%	1.09%	1.10%

Expenses, before waivers/reimbursements	1.09%	1.07%	1.07%	1.09%	1.10%

Net investment income (b)	2.51%	2.14%	1.22%	1.27%	1.77%

Portfolio turnover rate	50%	50%	48%	58%	46%

See Footnote Summary on page 46.

See Notes to Financial Statements.

42	Bernstein Fund, Inc.

	INTERNATIONAL SMALL CAP PORTFOLIO CLASS Z

	YEAR ENDED 9/30/23	YEAR ENDED 9/30/22	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19

Net asset value, beginning of period	$8.93	$13.41	$10.42	$10.43	$12.43

Income from investment operations

Investment income, net (a)(b)	0.24	0.24	0.15	0.13	0.18

Net realized and unrealized gain (loss) on investment transactions and foreign currency transactions	1.58	(4.22)	2.98	0.08	(1.20)

Total from investment operations	1.82	(3.98)	3.13	0.21	(1.02)

Less dividends and distributions:

Dividends from net investment income	(0.11)	(0.27)	(0.14)	(0.22)	(0.22)

Distributions from net realized gain on investment transactions	0	(0.23)	0	0	(0.76)

Total dividends and distributions	(0.11)	(0.50)	(0.14)	(0.22)	(0.98)

Net asset value, end of period	$10.64	$8.93	$13.41	$10.42	$10.43

Total return (d)	20.42%	(30.81)%	30.22%	1.91%	(7.70)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$206,437	$300,821	$502,324	$398,208	$400,566

Average net assets (000 omitted)	$288,501	$418,569	$478,856	$388,053	$396,772

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.09%	1.07%	1.07%	1.08%	1.10%

Expenses, before waivers/reimbursements	1.09%	1.07%	1.07%	1.08%	1.10%

Net investment income (b)	2.29%	2.03%	1.22%	1.29%	1.75%

Portfolio turnover rate	50%	50%	48%	58%	46%

See Footnote Summary on page 46.

See Notes to Financial Statements.

2023 Annual Report	43

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	INTERNATIONAL STRATEGIC EQUITIES PORTFOLIO SCB CLASS

	YEAR ENDED 9/30/23	YEAR ENDED 9/30/22	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19

Net asset value, beginning of period	$9.58	$13.72	$11.58	$11.59	$12.45

Income from investment operations:

Investment income, net (a)(b)	0.23	0.36	0.29	0.16	0.24

Net realized and unrealized gain (loss) on investment transactions and foreign currency transactions	1.56	(3.74)	1.98	0.06	(0.79)

Total from investment operations	1.79	(3.38)	2.27	0.22	(0.55)

Less dividends and distributions:

Dividends from net investment income	(0.40)	(0.30)	(0.13)	(0.23)	(0.18)

Distributions from net realized gain on investment transactions	0	(0.46)	0	0	(0.13)

Total dividends and distributions	(0.40)	(0.76)	(0.13)	(0.23)	(0.31)

Net asset value, end of period	$10.97	$9.58	$13.72	$11.58	$11.59

Total return (d)	18.82%	(26.13)%	19.76%	1.81%	(4.22)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$357,763	$312,692	$445,342	$172,253	$175,497

Average net assets (000 omitted)	$358,389	$402,301	$404,275	$171,155	$168,856

Ratio to average net assets of:

Expenses, net of waivers/reimbursements (f)	0.96%	0.94%	0.95%	1.00%	1.00%

Expenses, before waivers/reimbursements (f)	0.96%	0.94%	0.95%	1.00%	1.00%

Net investment income (b)	2.05%	2.91%	2.13%	1.41%	2.07%

Portfolio turnover rate	92%	73%	86%	63%	63%

See Footnote Summary on page 46.

See Notes to Financial Statements.

44	Bernstein Fund, Inc.

	INTERNATIONAL STRATEGIC EQUITIES PORTFOLIO ADVISOR CLASS

	YEAR ENDED 9/30/23	YEAR ENDED 9/30/22	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19

Net asset value, beginning of period	$9.61	$13.76	$11.62	$11.63	$12.50

Income from investment operations

Investment income, net (a)(b)	0.25	0.39	0.32	0.19	0.27

Net realized and unrealized gain (loss) on investment transactions and foreign currency transactions	1.58	(3.75)	1.99	0.06	(0.80)

Total from investment operations	1.83	(3.36)	2.31	0.25	(0.53)

Less dividends and distributions:

Dividends from net investment income	(0.44)	(0.33)	(0.17)	(0.26)	(0.21)

Distributions from net realized gain on investment transactions	0	(0.46)	0	0	(0.13)

Total dividends and distributions	(0.44)	(0.79)	(0.17)	(0.26)	(0.34)

Net asset value, end of period	$11.00	$9.61	$13.76	$11.62	$11.63

Total return (d)	19.19%	(25.96)%	20.02%	2.04%	(4.01)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$5,698,575	$4,928,516	$6,617,933	$2,510,243	$2,621,316

Average net assets (000 omitted)	$5,656,249	$6,230,863	$5,755,397	$2,529,235	$2,501,981

Ratio to average net assets of:

Expenses, net of waivers/reimbursements (f)	0.71%	0.69%	0.70%	0.75%	0.75%

Expenses, before waivers/reimbursements (f)	0.71%	0.70%	0.70%	0.75%	0.75%

Net investment income (b)	2.30%	3.19%	2.39%	1.65%	2.35%

Portfolio turnover rate	92%	73%	86%	63%	63%

See Footnote Summary on page 46.

See Notes to Financial Statements.

2023 Annual Report	45

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	INTERNATIONAL STRATEGIC EQUITIES PORTFOLIO CLASS Z

	YEAR ENDED 9/30/23	YEAR ENDED 9/30/22	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19

Net asset value, beginning of period	$9.62	$13.78	$11.63	$11.64	$12.51

Income from investment operations

Investment income, net (a)(b)	0.24	0.37	0.30	0.19	0.26

Net realized and unrealized gain (loss) on investment transactions and foreign currency transactions	1.59	(3.74)	2.02	0.05	(0.79)

Total from investment operations	1.83	(3.37)	2.32	0.24	(0.53)

Less dividends and distributions:

Dividends from net investment income	(0.43)	(0.33)	(0.17)	(0.25)	(0.21)

Distributions from net realized gain on investment transactions	0	(0.46)	0	0	(0.13)

Total dividends and distributions	(0.43)	(0.79)	(0.17)	(0.25)	(0.34)

Net asset value, end of period	$11.02	$9.62	$13.78	$11.63	$11.64

Total return (d)	19.25%	(26.01)%	20.07%	2.02%	(4.02)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$1,044,206	$1,331,970	$2,100,301	$1,349,824	$1,359,213

Average net assets (000 omitted)	$1,325,072	$1,811,737	$2,067,177	$1,331,995	$1,331,620

Ratio to average net assets of:

Expenses, net of waivers/reimbursements (f)	0.73%	0.71%	0.71%	0.76%	0.76%

Expenses, before waivers/reimbursements (f)	0.73%	0.71%	0.71%	0.76%	0.76%

Net investment income (b)	2.16%	3.03%	2.26%	1.65%	2.31%

Portfolio turnover rate	92%	73%	86%	63%	63%

(a)	Based on average shares outstanding.
(b)	Net of expenses waived by the Adviser.
(c)	Amount is less than $.005.
(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.
(e)	Includes the impact of proceeds received and credited to the Portfolio resulting from the class action settlements, which enhanced the performance for the Small Cap Core Portfolio for the year ended September 30, 2021 by 0.01%.
(f)	The expense ratios, excluding interest expense are:

	YEAR ENDED 9/30/23	YEAR ENDED 9/30/22	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19
International Strategic Equities Portfolio
SCB Class
Net of waivers/reimbursements	.96%	.94%	.95%	1.00%	1.00%
Before waivers/reimbursements	.96%	.94%	.95%	1.00%	1.00%
Advisor Class
Net of waivers/reimbursements	.71%	.69%	.70%	.75%	.75%
Before waivers/reimbursements	.71%	.70%	.70%	.75%	.75%
Class Z
Net of waivers/reimbursements	.72%	.71%	.71%	.76%	.76%
Before waivers/reimbursements	.72%	.71%	.71%	.76%	.76%

*	The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

See Notes to Financial Statements.

46	Bernstein Fund, Inc.

Notes to Financial Statements

NOTE 1.	Organization and Significant Accounting Policies

Bernstein Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as an open-end registered investment company. The Fund, which is a Maryland corporation, operates as a series company currently comprised of three portfolios: Small Cap Core Portfolio, International Small Cap Portfolio and International Strategic Equities Portfolio (hereafter collectively referred to as the “Portfolios” and each individually a “Portfolio”).

The Fund’s Portfolios offer the following share classes: SCB Class, Advisor Class and Class Z. Class Z shares are currently offered exclusively to registered investment companies (or their series) managed by AllianceBernstein L.P. (the “Adviser”). Each Portfolio has its own investment objectives. Each class of shares has identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan, as applicable. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Each Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolios.

A.	Portfolio Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Portfolios’ Board of Directors (the “Board”). Pursuant to these procedures, the Adviser serves as the Portfolios’ valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Portfolios’ portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may

2023 Annual Report	47

Notes to Financial Statements (continued)

include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolios may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolios value their securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolios generally value many of their foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

B.	Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolios. Unobservable inputs reflect the Portfolios’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

48	Bernstein Fund, Inc.

The following tables summarize the valuation of the Portfolios’ investments by the above fair value hierarchy levels as of September 30, 2023:

SMALL CAP CORE PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2		LEVEL 3	TOTAL

Assets:

Common Stocks (a)	$625,784,699	$0		$0	$625,784,699

Total Investments in Securities	625,784,699	0		0	625,784,699

Other Financial Instruments (b):

Assets	0	0		0	0

Liabilities:

Futures	(740,208)	0		0	(740,208	)(c)

Total	$625,044,491	$0		$0	$625,044,491

INTERNATIONAL SMALL CAP PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2		LEVEL 3	TOTAL

Assets:
Common Stocks:

Industrials	$54,914,725	$180,240,411		$0	$235,155,136

Consumer Discretionary	25,274,924	111,847,513		0	137,122,437

Financials	8,821,656	122,587,260		0	131,408,916

Information Technology	0	114,462,131		0	114,462,131

Materials	30,792,742	58,761,674		0	89,554,416

Communication Services	9,131,219	77,285,949		0	86,417,168

Health Care	21,812,695	60,412,603		0	82,225,298

Energy	17,724,986	32,952,582		0	50,677,568

Real Estate	20,822,424	15,244,404		0	36,066,828

Consumer Staples	9,791,947	24,640,549		0	34,432,496

Utilities	12,301,937	15,949,658		0	28,251,595

Short-Term Investments	7,579,954	0		0	7,579,954

Total Investments in Securities	218,969,209	814,384,734	(d)	0	1,033,353,943

Other Financial Instruments (b):

Assets:

Forward Currency Exchange Contracts	0	4,313,994		0	4,313,994

Liabilities:

Forward Currency Exchange Contracts	0	(2,815,299)		0	(2,815,299)

Total	$218,969,209	$815,883,429		$0	$1,034,852,638

2023 Annual Report	49

Notes to Financial Statements (continued)

INTERNATIONAL STRATEGIC EQUITIES PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2		LEVEL 3	TOTAL

Assets:
Common Stocks:

Financials	$103,998,218	$1,290,906,462		$0	$1,394,904,680

Industrials	0	1,157,818,281		0	1,157,818,281

Consumer Discretionary	0	971,425,136		0	971,425,136

Information Technology	0	884,309,539		0	884,309,539

Health Care	0	714,716,889		0	714,716,889

Consumer Staples	134,485,924	368,229,136		0	502,715,060

Energy	132,552,071	328,113,878		0	460,665,949

Materials	198,253,604	110,023,246		0	308,276,850

Communication Services	0	220,204,777		0	220,204,777

Utilities	0	186,655,302		0	186,655,302

Real Estate	0	109,702,692		0	109,702,692

Short-Term Investments	80,788,952	0		0	80,788,952

Total Investments in Securities	650,078,769	6,342,105,338	(d)	0	6,992,184,107

Other Financial Instruments (b):

Assets:

Forward Currency Exchange Contracts	0	115,608,669		0	115,608,669

Liabilities:

Forward Currency Exchange Contracts	0	(28,758,935)		0	(28,758,935)

Total	$650,078,769	$6,428,955,072		$0	$7,079,033,841

(a)	See Schedule of Investments for sector classifications.

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

(c)

Only variation margin receivable (payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the schedule of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

(d)

A significant portion of the Portfolio’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note 1.A.

C.	Foreign Currency Translation

The accounting records of the Portfolios are maintained in U.S. dollars. Prices of securities and other assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars using the exchange rate at 4:00 p.m., Eastern Time. Amounts related to the purchases and sales of securities, investment income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Portfolios’ books and the U.S. dollar equivalent amount actually received or paid. Net unrealized currency gains and losses arising from valuing foreign currency denominated assets and liabilities, other than security investments, at the current exchange rate are reflected as part of unrealized appreciation/depreciation on foreign currencies.

50	Bernstein Fund, Inc.

The Portfolios do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at period end. The Portfolios do isolate the effect of changes in foreign exchange rates from changes in market prices of securities sold during the year, as required by the Internal Revenue Code. The International Small Cap Portfolio and International Strategic Equities Portfolio may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

D.	Taxes

Each Portfolio is treated as a separate entity for federal income tax purposes. Each Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, each Portfolio will not be subject to federal and state income taxes to the extent that all of its income is distributed. The Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned based on, management’s understanding of applicable local tax law.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolios’ tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolios’ financial statements. As of September 30, 2023, the Portfolios did not have any unrecognized tax benefits.

E.	Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as the Portfolios are informed of the dividend. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Portfolios amortize premiums and accrete discounts as adjustments to interest income. The Portfolio accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

F.	Class Allocations

All income earned and expenses incurred by the Portfolios are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the shares of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

G.	Distribution of Income and Gains

Dividends from net investment income, if any, will be paid to shareholders at least once a year.

Distributions of net realized gains, less any available loss carryforwards, if any, for all the Portfolios will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, “excess distributions” are reflected in the accompanying statement of assets and liabilities. To the extent distributions exceed income and gains for tax purposes, such distributions would be shown as “return of capital” on the statement of changes in net assets. Certain other differences—permanent differences—arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

2023 Annual Report	51

Notes to Financial Statements (continued)

Permanent differences have no effect on net assets. The effects of such permanent differences on each Portfolio, due to the utilization of earnings and profits distributed to shareholders on redemption of shares which are reflected as adjustments to the components of net assets as of September 30, 2023, as shown below:

PORTFOLIO	INCREASE (DECREASE) TO ADDITIONAL PAID-IN CAPITAL	INCREASE (DECREASE) TO DISTRIBUTABLE EARNINGS/ ACCUMULATED LOSS
Small Cap Core	$4,883,905	$(4,883,905)

International Small Cap	1,246,098	(1,246,098)

International Strategic Equities	0	0

NOTE 2.	Investment Management and Transactions with Affiliated Persons

A.	Management Fee

Under the Investment Management Agreement between the Fund and the Adviser, the Adviser manages the investment of each Portfolio’s assets, places purchase and sale orders, and bears various expenses, including the salaries and expenses of all personnel except those of outside directors. In addition, the Adviser agrees to permit its directors, officers and employees who may be elected directors or officers of the Fund to serve in the capacities to which they are elected. The Adviser renders these services subject to the general oversight of the Board.

The Portfolios pay the Adviser an investment management fee at an annualized rate as follows:

Small Cap Core Portfolio: 0.80% of the Portfolio’s average daily net assets.

International Small Cap Portfolio: 1.00% of the Portfolio’s average daily net assets.

ANNUAL PERCENTAGE OF AVERAGE DAILY NET ASSETS OF EACH PORTFOLIO
	FIRST $2.5 BILLION	NEXT $2.5 BILLION	THEREAFTER
International Strategic Equities	0.75%	0.65%	0.60%

The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit the total portfolio operating expenses (excluding acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Portfolios may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs) as a percentage of daily average net assets on an annual basis (the “Expense Caps”) as follows:

PORTFOLIO	SCB CLASS	ADVISOR CLASS	CLASS Z
Small Cap Core	1.30%	1.05%	1.05%

International Small Cap	1.35%	1.10%	1.10%

The Expense Caps described above for Small Cap Core and International Small Cap may not be terminated by the Adviser before January 28, 2024. During the year ended September 30, 2023, there were no such reimbursement/waivers.

During the year ended September 30, 2022, the Adviser reimbursed the Small Cap Core Portfolio $3,193 for trading losses incurred due to trade entry errors.

B.	Shareholder Servicing Fee; Transfer Agency Fee

Under the Shareholder Servicing Agreement between the Fund and the Adviser, the Adviser pays expenses it incurs in providing shareholder servicing to the Fund, the Portfolios and individual shareholders. Such services include, but are not limited to, providing information to shareholders concerning their fund investments, systematic withdrawal plans, fund dividend payments and reinvestments, shareholder account or transactions status, net asset value of shares, fund

52	Bernstein Fund, Inc.

performance, fund services, plans and options, fund investment policies, portfolio holdings and tax consequences of fund investments; dealing with shareholder complaints and other correspondence relating to fund matters; and communications with shareholders when proxies are being solicited from them with respect to voting their fund shares. Under the agreement, the fee paid by each Portfolio to the Adviser for services is 0.25% of the average daily net assets of SCB Class Shares.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub accounting services and/or networking services. For the year ended September 30, 2023, the compensation retained by ABIS amounted to: Small Cap Core Portfolio, $199,520; International Small Cap Portfolio, $196,168; and International Strategic Equities Portfolio, $489,771.

C.	Distribution Arrangements—the Portfolios Except the Retail Classes

Under the Distribution Agreement between the Fund, on behalf of each Portfolio, and Sanford C. Bernstein & Co., LLC (the “Distributor”), the Distributor agrees to act as agent to sell SCB Class shares of the Portfolios. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly owned subsidiary of the Adviser.

D.	Distribution Arrangements—the Retail Classes Only

The Fund has entered into a Distribution Services Agreement (the “Agreement”) with AllianceBernstein Investments, Inc., (the “Retail Distributor”), to permit the Retail Distributor to distribute the Portfolios’ Advisor Class and Class Z shares, as applicable, and to permit the Fund to pay distribution services fees to defray expenses associated with the distribution of the Portfolios’ Class A and Class C shares in accordance with a plan of distribution which is included in the Agreement and which has been duly adopted and approved in accordance with Rule 12b-1 under the under the Investment Company Act of 1940 (the “Rule 12b-1 Plan”). Advisor Class shares and Class Z shares are not subject to Rule 12b-1 asset-based sales charges.

E.	Investments in Affiliated Issuers

The Portfolios may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”), advised by the Adviser, which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser had contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2023. Effective September 1, 2023, the Adviser has contractually agreed to waive .05% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .15%) until August 31, 2024. In connection with the investment by the Portfolios in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Portfolios in an amount equal to each Portfolio’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Portfolios as an acquired fund fee and expense.

For the year ended September 30, 2023, such waivers amounted to:

PORTFOLIO	AMOUNT
Small Cap Core	$4,266

International Small Cap	17,431

International Strategic Equities	76,752

2023 Annual Report	53

Notes to Financial Statements (continued)

A summary of the Portfolios’ transactions in shares of the Government Money Market Portfolio for the year ended September 30, 2023 is as follows:

PORTFOLIO	MARKET VALUE 9/30/22 (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)	MARKET VALUE 9/30/23 (000)	DIVIDEND INCOME (000)
Small Cap Core	$1,374	$103,872	$105,246	$0	$184

International Small Cap	18,404	215,294	226,118	7,580	739

International Strategic Equities	74,286	1,941,575	1,935,072	80,789	3,330

NOTE 3.	Investment Security Transactions

A.	Purchases and Sales

For the year ended September 30, 2023, the Portfolios had purchases and sales transactions, excluding transactions in short-term instruments, as follows:

PORTFOLIO	PURCHASES EXCLUDING U.S. GOVERNMENT SECURITIES	PURCHASES OF U.S. GOVERNMENT SECURITIES	SALES EXCLUDING U.S. GOVERNMENT SECURITIES	SALES OF U.S. GOVERNMENT SECURITIES
Small Cap Core	$285,842,195	$0	$358,693,578	$0

International Small Cap	542,301,294	0	663,563,028	0

International Strategic Equities	6,528,679,878	0	7,128,365,296	0

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

		GROSS UNREALIZED		NET UNREALIZED APPRECIATION (DEPRECIATION)
PORTFOLIO	COST	APPRECIATION	(DEPRECIATION)
Small Cap Core	$548,404,497	$128,101,810	$(50,721,608)	$77,380,202

International Small Cap	1,003,881,851	130,792,277	(100,932,638)	29,859,639

International Strategic Equities	6,514,655,830	786,128,032	(311,101,329)	475,026,703

B.	Derivative Financial Instruments

Each Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolios, as well as the methods in which they may be used are:

•	Futures

Each Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolios bear the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolios may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time a Portfolio enters into futures, a Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are

54	Bernstein Fund, Inc.

known as variation margin and are recorded by the Portfolios as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolios to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolios to unlimited risk of loss. Each Portfolio may enter into futures only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transactions; therefore, the Portfolios’ credit risk is subject to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended September 30, 2023, the Small Cap Core Portfolio held futures for hedging purposes.

•	Forward Currency Exchange Contracts

Each Portfolio may enter into forward currency exchange contracts on either a spot (i.e., cash) or forward basis. Spot contracts are entered into at the rate then prevailing in the currency-exchange market. Forward currency exchange contracts obligate the contracting parties to purchase or sell a specific currency at a specified future date at a specified price. The Portfolios will generally not enter into a forward currency exchange contract with a term greater than one year. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Forward currency exchange contracts used to protect the Portfolios from adverse currency movements involve the risk that the Adviser may not accurately predict currency movements. As a result, total return could be adversely affected. The Adviser may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and other options. The Adviser may enter into foreign currency transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value.

Under certain circumstances, the Portfolios may commit a substantial portion or the entire value of the Portfolios to the consummation of these contracts. The Adviser will consider the effect that a substantial commitment of assets to forward currency exchange contracts would have on the investment program of the Portfolios and the flexibility of the Portfolios to purchase additional securities.

During the year ended September 30, 2023, the International Small Cap Portfolio and International Strategic Equities Portfolio held forward currency exchange contracts for hedging purposes.

A Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, a Portfolio typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of a Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

A Portfolio’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of a Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, a Portfolio’s OTC counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty tables below for additional details.

2023 Annual Report	55

Notes to Financial Statements (continued)

During the year ended September 30, 2023, the Portfolios had entered into the following derivatives:

SMALL CAP CORE PORTFOLIO	ASSET DERIVATIVES		LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Equity contracts			Payable for variation margin on futures	$740,208	*

Total				$740,208

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation (depreciation) of futures	$(816,878)	$1,207,275

Total		$(816,878)	$1,207,275

INTERNATIONAL SMALL CAP PORTFOLIO	ASSET DERIVATIVES		LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	$4,313,994	Unrealized depreciation on forward currency exchange contracts	$2,815,299

Total		$4,313,994		$2,815,299

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation (depreciation) of forward currency exchange contracts	$(6,910,801)	$2,267,680

Total		$(6,910,801)	$2,267,680

INTERNATIONAL STRATEGIC EQUITIES PORTFOLIO	ASSET DERIVATIVES		LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	$115,608,669	Unrealized depreciation on forward currency exchange contracts	$28,758,935

Total		$115,608,669		$28,758,935

56	Bernstein Fund, Inc.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation (depreciation) of forward currency exchange contracts	$(90,810,609)	$58,557,937

Total		$(90,810,609)	$58,557,937

The following tables represent the average monthly volume of the Portfolios’ derivative transactions during the year ended September 30, 2023:

SMALL CAP CORE PORTFOLIO
Futures:

Average notional amount of buy contracts	$16,197,450

INTERNATIONAL SMALL CAP PORTFOLIO
Forward Currency Exchange Contracts:

Average principal amount of buy contracts	$154,671,659

Average principal amount of sale contracts	$164,513,174

INTERNATIONAL STRATEGIC EQUITIES PORTFOLIO
Forward Currency Exchange Contracts:

Average principal amount of buy contracts	$2,374,428,973

Average principal amount of sale contracts	$2,568,176,413

For financial reporting purposes, the Portfolios do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following tables present the Portfolios’ derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Portfolios as of September 30, 2023. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the tables.

INTERNATIONAL SMALL CAP PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVE ASSETS

Bank of America, NA	$260,243	$(260,243)	$0	$0	$0

Barclays Bank PLC	17,149	(17,149)	0	0	0

Citibank, NA	726,027	0	(590,000)	0	136,027

HSBC Bank USA	64,147	(64,147)	0	0	0

Morgan Stanley Capital Services, Inc.	3,246,428	(64,216)	(258,000)	0	2,924,212

Total	$4,313,994	$(405,755)	$(848,000)	$0	$3,060,239	^

2023 Annual Report	57

Notes to Financial Statements (continued)

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVE LIABILITIES

Australia and New Zealand Banking Group Ltd.	$2,376	$0	$0	$0	$2,376

Bank of America, NA	307,587	(260,243)	0	0	47,344

Barclays Bank PLC	286,313	(17,149)	(254,000)	0	15,164

BNP Paribas SA	23,469	0	0	0	23,469

Deutsche Bank AG	404,315	0	0	0	404,315

Goldman Sachs Bank USA	349,351	0	0	0	349,351

HSBC Bank USA	1,223,443	(64,147)	(1,159,296)	0	0

JPMorgan Chase Bank, NA	121,590	0	0	0	121,590

Morgan Stanley Capital Services, Inc.	64,216	(64,216)	0	0	0

State Street Bank & Trust Co.	32,639	0	0	0	32,639

Total	$2,815,299	$(405,755)	$(1,413,296)	$0	$996,248	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

INTERNATIONAL STRATEGIC EQUITIES PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVE ASSETS

Bank of America, NA	$2,870,129	$(1,505,090)	$(1,365,039)	$0	$0

Barclays Bank PLC	22,705,328	(2,898,718)	0	0	19,806,610

BNP Paribas SA	2,857,342	(1,491,188)	0	0	1,366,154

Citibank, NA	1,839,782	(1,839,782)	0	0	0

Goldman Sachs Bank USA	290,864	(290,864)	0	0	0

HSBC Bank USA	52,461,449	(2,674,524)	(13,445,000)	0	36,341,925

JPMorgan Chase Bank, NA	522,991	(522,991)	0	0	0

Morgan Stanley Capital Services, Inc.	971,261	(971,261)	0	0	0

Natwest Markets PLC	2,359,308	(5,873)	0	0	2,353,435

Standard Chartered Bank	146,542	(146,542)	0	0	0

UBS AG	28,583,673	(271,273)	0	0	28,312,400

Total	$115,608,669	$(12,618,106)	$(14,810,039)	$0	$88,180,524	^

58	Bernstein Fund, Inc.

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVE LIABILITIES

Bank of America, NA	$1,505,090	$(1,505,090)	$0	$0	$0

Barclays Bank PLC	2,898,718	(2,898,718)	0	0	0

BNP Paribas SA	1,491,188	(1,491,188)	0	0	0

Citibank, NA	2,571,847	(1,839,782)	0	0	732,065

Deutsche Bank AG	920,957	0	0	0	920,957

Goldman Sachs Bank USA	3,808,706	(290,864)	0	0	3,517,842

HSBC Bank USA	2,674,524	(2,674,524)	0	0	0

JPMorgan Chase Bank, NA	10,194,402	(522,991)	0	0	9,671,411

Morgan Stanley Capital Services, Inc.	1,907,473	(971,261)	(936,212)	0	0

Natwest Markets PLC	5,873	(5,873)	0	0	0

Standard Chartered Bank	486,897	(146,542)	0	0	340,355

State Street Bank & Trust Co.	21,987	0	0	0	21,987

UBS AG	271,273	(271,273)	0	0	0

Total	$28,758,935	$(12,618,106)	$(936,212)	$0	$15,204,617	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

C.	Currency Transactions

The Portfolios may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolios may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolios may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolios and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolios may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE 4.	Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended September 30, 2023 and September 30, 2022 were as follows:

PORTFOLIO	2023	2022
Small Cap Core

Distributions paid from:

Ordinary income	$3,283,811	$1,025,873

Long-term capital gains	48,515,330	50,364,472

Total distributions paid	$51,799,141	$51,390,345

2023 Annual Report	59

Notes to Financial Statements (continued)

PORTFOLIO	2023	2022
International Small Cap

Distributions paid from:

Ordinary income	$11,869,244	$30,557,817

Long-term capital gains	0	26,557,551

Total distributions paid	$11,869,244	$57,115,368

International Strategic Equities

Distributions paid from:

Ordinary income	$284,518,492	$243,649,242

Long-term capital gains	0	287,268,751

Total distributions paid	$284,518,492	$530,917,993

As of September 30, 2023, the components of accumulated earnings (deficit) on a tax basis were as follows:

PORTFOLIO	UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM GAINS	ACCUMULATED CAPITAL AND OTHER LOSSES(a)	UNREALIZED APPRECIATION (DEPRECIATION)(b)	TOTAL ACCUMULATED EARNINGS (DEFICIT)
Small Cap Core	$3,686,149	$51,412,947	$0	$77,380,202	$132,479,298

International Small Cap	30,409,686	0	(65,079,901)	27,941,960	(6,728,255)

International Strategic Equities	177,745,061	0	(896,966,744)	473,979,953	(245,241,730)

(a)	As of September 30, 2023 certain Portfolios had capital loss carryforwards for federal income tax purposes.

(b)

The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of passive foreign investment companies (PFICs), and the realization for tax purposes of gains/losses on certain derivative instruments.

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Portfolios are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses.

As of September 30, 2023, the following Portfolios had net capital loss carryforwards as follows:

PORTFOLIO	SHORT-TERM AMOUNT	LONG-TERM AMOUNT
Small Cap Core	$0	$0

International Small Cap	52,304,546	12,775,355

International Strategic Equities	896,966,744	0

NOTE 5.	Risks Involved in Investing in the Portfolios

Foreign (Non-U.S.) Securities Risk—Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities, such as less liquid, less transparent, less regulated and more volatile markets. These risks include risks related to unfavorable or unsuccessful government actions, reduction of government or central bank support, economic sanctions and potential responses to those sanctions, inadequate accounting standards and auditing and financial recordkeeping requirements, lack of information, social instability, armed conflict, and other adverse market, economic, political and regulatory factors, all of which could disrupt the financial markets in which the Portfolios invest and adversely affect the value of the Portfolios’ assets.

60	Bernstein Fund, Inc.

Country Concentration Risk—The Portfolios may not always be diversified among countries or regions and the effect on the share price of the Portfolios of specific risks such as political, regulatory and currency may be magnified due to concentration of the Portfolios’ investments in a particular country or region.

Sector Risk—The Portfolios may have more risk because of concentrated investments in a particular market sector, such as the financials, consumer discretionary, information technology or industrials sector. Market or economic factors affecting that sector could have a major effect on the value of the Portfolios’ investments.

Emerging-Markets Securities Risk—The risks of investing in foreign (non-U.S.) securities are heightened with respect to issuers in emerging-market countries because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty, and these risks are even more pronounced in “frontier” markets, which are investable markets with lower total market capitalization and liquidity than the more developed emerging markets. Emerging markets typically have fewer medical and economic resources than more developed countries, and thus they may be less able to control or mitigate the effects of a pandemic, climate change, or a natural disaster. In addition, the value of the Portfolios’ investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support.

Foreign Currency Risk—This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolios’ investments or reduce the returns of the Portfolios. For example, the value of the Portfolios’ investments in foreign securities and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). The value of the U.S. Dollar has recently appreciated in value against most foreign currencies, which may negatively affect the value of the Portfolios’ foreign investments when converted to U.S. Dollars.

Actions by a Few Major Investors—In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolios.

Illiquid Investments Risk—Illiquid investments risk exists when particular investments are difficult or impossible to purchase or sell, possibly preventing the Portfolios from purchasing or selling these securities at an advantageous price. In certain cases, governmental actions could prevent sales of securities or repatriation of proceeds. Illiquid securities may also be difficult to value. If the Portfolios are forced to sell an illiquid asset to meet redemption requests or other cash needs, or to try to limit losses, the Portfolios may be forced to sell at a substantial loss or may not be able to sell at all.

Redemption Risk—The Portfolios may experience heavy redemptions that could cause the Portfolios to liquidate their assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the Portfolios’ net asset value, or performance, which could cause the value of your investment to decline. Redemption risk is heightened during periods of overall market turmoil.

Market Risk—The Portfolios are subject to market risk, which is the risk that stock prices in general or in particular countries or sectors may decline over short or extended periods. Stock prices may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest-rate, currency and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer- and sector- specific considerations; public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts; cybersecurity events; market disruptions caused by tariffs; trade disputes; measures to address budget deficits; downgrading of sovereign debt; sanctions or other government actions; and other factors.

Economies and financial markets throughout the world are becoming increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, armed conflict, including Russia’s military invasion of Ukraine, terrorism, natural disasters (including the spread of infectious illness) and other circumstances in one country or region could have profound impacts on global economies or markets. Following Russia’s recent invasion of Ukraine, the United States, the European Union and the regulatory bodies of certain other countries instituted numerous sanctions against certain Russian individuals and Russian entities. These sanctions, and other intergovernmental actions that may be undertaken against Russia in the future, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of Russian stocks. These sanctions could result in the immediate freeze of Russian securities, including securities in the form of ADRs, impairing the ability of the Portfolios to buy, sell,

2023 Annual Report	61

Notes to Financial Statements (continued)

receive or deliver those securities. Retaliatory action by the Russian government could involve the seizure of U.S. and/or European residents’ assets and any such actions are likely to impair the value and liquidity of such assets. The continued disruption of the Russian economy has had severe adverse effects on the region and beyond, including significant negative impacts on the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors. As a result, whether or not the Portfolios invest in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolio’s investments may be negatively affected.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small- and mid-capitalization companies may have additional risks because these companies may have limited product lines, markets or financial resources. The prices of securities of small-mid-capitalization companies generally are more volatile than those of large- capitalization companies and are more likely to be adversely affected than large- capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession. Securities of small and mid-capitalization companies may underperform large capitalization companies, may be harder to sell at times or at prices the portfolio managers believe appropriate and may have greater potential for losses.

Allocation Risk—The Portfolios may seek to focus on different investment disciplines or factors at different times as a means to achieve their investment objectives. In the event that the investment disciplines or factors to which the Portfolios have greater exposure perform worse than the investment disciplines or factors with less exposure, the Portfolios’ returns may be negatively affected.

Derivatives Risk—The Portfolios may use derivatives in currency hedging as well as for direct investments to gain access to certain markets, earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. While hedging can guard against potential risks, there is also a risk that a derivative intended as a hedge may not perform as expected. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolios. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument, which could cause the Portfolios to suffer a (potentially unlimited) loss. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted as margin or collateral for derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolios more volatile and can compound other risks. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Portfolios. The U.S. government and certain foreign governments have adopted regulations governing derivatives markets, including mandatory clearing of certain derivatives as well as additional regulations governing margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.

Management Risk—The Portfolios are subject to management risk because they are actively managed investment portfolios. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but these techniques, analyses and decisions may not work as intended or may not produce the desired results, and may, during certain periods, result in increased volatility for the Portfolios or cause the value of the Portfolios’ shares to go down. In some cases, derivatives and other investment techniques may be unavailable, or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolios. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected. In addition, the Adviser may change the Portfolios’ investment strategies or policies from time to time. Those changes may not lead to the results intended by the Adviser and could have an adverse effect on the Adviser and could also have an adverse effect on the value or performance of the Portfolios.

Real Estate Related Securities Risk—Investing in real estate related securities includes, among others, the following risks: possible declines in the value of real estate; risks related to general and local economic conditions, including increases in

62	Bernstein Fund, Inc.

the rate of inflation; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. In addition, global climate change may have an adverse effect on property and security values and may exacerbate the risks of natural disasters. The COVID-19 pandemic has also impacted certain real estate sectors by accelerating the trend towards online shopping and remote-working environments. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. Investing in REITs also involves risks similar to those associated with investing in small-capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. REIT issuers may also fail to maintain their exemptions from investment company registration or fail to qualify for the “dividends paid deduction” under the Internal Revenue Code of 1986, as amended.

Investment in Other Investment Companies Risk—As with other investments, investments in other investment companies, including other registered funds advised by the Adviser and ETFs, are subject to market and management risk. The market value of the shares of other investment companies and ETFs may differ from their net asset value. In addition, if the Portfolios acquire shares of investment companies, shareholders bear both their proportionate share of expenses in the Portfolios (including management and advisory fees) and, indirectly, the expenses of the investment companies in which the Portfolios invest.

LIBOR Replacement Risk—The Fund may be exposed to debt securities, derivatives or other financial instruments that recently transitioned from the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. LIBOR’s administrator, ICE Benchmark Administration, ceased publishing most LIBOR settings (including some U.S. LIBOR settings) by the end of 2021 and the remaining (and most widely used) U.S. Dollar LIBOR settings after June 30, 2023. The United Kingdom Financial Conduct Authority, which regulates LIBOR, will permit the use of synthetic U.S. Dollar LIBOR rates for non-U.S. contracts through September 30, 2024, but any such rates would be considered non-representative of the underlying market. Since 2018 the Federal Reserve Bank of New York has published the Secured Overnight Financing Rate (referred to as SOFR), which is intended to replace U.S. Dollar LIBOR. SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market. There is no assurance that the composition or characteristics of SOFR or any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that the market for SOFR-linked financial instruments will have the same volume or liquidity as did the market for LIBOR-linked financial instruments prior to LIBOR’s discontinuance or unavailability. Neither the long-term effects of the LIBOR transition process nor its ultimate success can yet be known.

Cybersecurity Risk—As the use of the internet and other technologies has become more prevalent in the course of business, the Portfolios have become more susceptible to operational and financial risks associated with cybersecurity. Cybersecurity incidents can result from deliberate attacks such as gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption, or from unintentional events, such as the inadvertent release of confidential information. Cybersecurity failures or breaches of the Portfolios or their service providers or the issuers of securities in which the Portfolios invest have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Portfolio shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. While measures have been developed which are designed to reduce the risks associated with cybersecurity, there is no guarantee that those measures will be effective, particularly since the Portfolios do not control the cybersecurity defenses or plans of their service providers, financial intermediaries and companies in which they invest or with which they do business.

Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to Portfolio or shareholder assets, Portfolio or customer data (including private shareholder information), or proprietary information, or cause a Portfolio, the Adviser, and/or the Portfolios’ service providers (including, but not limited to, fund accountants,

2023 Annual Report	63

Notes to Financial Statements (continued)

custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality, or prevent Portfolio investors from purchasing, redeeming or exchanging shares or receiving distributions. A Portfolio and the Adviser have limited ability to prevent or mitigate cybersecurity incidents affecting third-party service providers. Cybersecurity incidents may result in financial losses to such Portfolio and its shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents.

Indemnification Risk—In the ordinary course of business, the Portfolios enter into contracts that contain a variety of indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Portfolios have not accrued any liability in connection with these indemnification provisions.

NOTE 6.	Capital-Share Transactions

The Fund has authorized 27 billion shares of common stock, par value $0.0001 per share. Each SCB Class, Advisor Class and Class Z of the Portfolios is allocated 1 billion shares. The balance of the authorized shares has been allocated to share classes that are currently not offered.

Share transactions for each Portfolio for the years ended September 30, 2023 and September 30, 2022, were as follows:

	SMALL CAP CORE PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/23	YEAR ENDED 9/30/22	YEAR ENDED 9/30/23	YEAR ENDED 9/30/22
SCB Class Shares

Shares sold	12,604	13,143	$150,293	$193,157

Shares issued to shareholders on reinvestment of dividends and distributions	37,241	23,104	435,727	350,482

Shares redeemed	(90,094)	(62,871)	(1,107,477)	(858,857)

Net decrease	(40,249)	(26,624)	$(521,457)	$(315,218)

Advisor Class Shares

Shares sold	4,413,420	2,450,082	$53,305,142	$33,739,686

Shares issued to shareholders on reinvestment of dividends and distributions	3,109,329	1,859,599	36,472,428	28,321,701

Shares redeemed	(5,716,608)	(6,348,125)	(69,627,489)	(85,599,146)

Net increase (decrease)	1,806,141	(2,038,444)	$20,150,081	$(23,537,759)

Class Z Shares

Shares sold	116,497	0	$1,377,000	$0

Shares issued to shareholders on reinvestment of dividends and distributions	811,079	640,513	9,505,845	9,748,601

Shares redeemed	(3,501,777)	(1,601,805)	(41,456,291)	(22,380,146)

Net decrease	(2,574,201)	(961,292)	$(30,573,446)	$(12,631,545)

64	Bernstein Fund, Inc.

	INTERNATIONAL SMALL CAP PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/23	YEAR ENDED 9/30/22	YEAR ENDED 9/30/23	YEAR ENDED 9/30/22
SCB Class Shares

Shares sold	274,814	248,402	$2,873,948	$2,850,191

Shares issued to shareholders on reinvestment of dividends and distributions	29,013	169,965	294,487	2,190,852

Shares redeemed	(538,205)	(382,350)	(5,682,229)	(4,528,837)

Net increase (decrease)	(234,378)	36,017	$(2,513,794)	$512,206

Advisor Class Shares

Shares sold	10,853,794	8,249,348	$115,354,061	$96,638,908

Shares issued to shareholders on reinvestment of dividends and distributions	591,756	2,422,656	6,006,321	31,252,262

Shares redeemed	(11,106,167)	(8,003,644)	(116,447,213)	(90,003,101)

Net increase	339,383	2,668,360	$4,913,169	$37,888,069

Class Z Shares

Shares sold	82,797	0	$900,000	$0

Shares issued to shareholders on reinvestment of dividends and distributions	359,872	1,461,979	3,652,700	18,859,533

Shares redeemed	(14,740,924)	(5,237,233)	(160,120,106)	(62,573,036)

Net decrease	(14,298,255)	(3,775,254)	$(155,567,406)	$(43,713,503)

	INTERNATIONAL STRATEGIC EQUITIES PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/23	YEAR ENDED 9/30/22	YEAR ENDED 9/30/23	YEAR ENDED 9/30/22
SCB Class Shares

Shares sold	4,021,047	1,720,671	$44,546,301	$20,925,628

Shares issued to shareholders on reinvestment of dividends and distributions	849,321	1,624,656	8,960,335	21,412,972

Shares redeemed	(4,915,105)	(3,153,455)	(52,889,990)	(38,941,876)

Net increase (decrease)	(44,737)	191,872	$616,646	$3,396,724

2023 Annual Report	65

Notes to Financial Statements (continued)

	INTERNATIONAL STRATEGIC EQUITIES PORTFOLIO

	SHARES		AMOUNT
	YEAR ENDED 9/30/23	YEAR ENDED 9/30/22	YEAR ENDED 9/30/23	YEAR ENDED 9/30/22
Advisor Class Shares

Shares sold	78,940,722	54,297,935	$872,954,387	$671,081,324

Shares issued to shareholders on reinvestment of dividends and distributions	15,155,312	26,045,963	159,888,547	343,806,709

Shares redeemed	(88,834,612)	(48,417,009)	(955,059,994)	(581,680,341)

Net increase	5,261,422	31,926,889	$77,782,940	$433,207,692

Class Z Shares

Shares sold	1,462,052	1,807,260	$16,547,633	$20,361,000

Shares issued to shareholders on reinvestment of dividends and distributions	5,671,482	9,124,070	59,947,564	120,620,206

Shares redeemed	(50,753,206)	(24,945,635)	(576,986,550)	(307,178,499)

Net decrease	(43,619,672)	(14,014,305)	$(500,491,353)	$(166,197,293)

At September 30, 2023, certain AllianceBerstein mutual funds owned 14%, 20% and 15% Small Cap Core Portfolio, of International Small Cap Portfolio and International Strategic Equities Portfolio, respectively, in aggregate of the Portfolios’ outstanding shares. Significant transactions by such shareholders, if any, may impact the Portfolios’ performance.

NOTE 7.	Recent Accounting Pronouncements

In December 2022, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2022-06, “Reference Rate Reform (Topic 848)—Deferral of the Sunset Date of Topic 848”. ASU 2022-06 is an amendment to ASU 2020-04, which provided optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates and which was effective as of March 12, 2020 through December 31, 2022. ASU 2022-06 extends the effective period through December 31, 2024. Management is currently evaluating the impact, if any, of applying ASU 2022-06.

NOTE 8.	Subsequent Events

At a meeting held on October 25-26, 2023, the Board approved a voluntary advisory fee waiver for the International Strategic Equities Portfolio of 0.025% of the Portfolio’s average daily net assets. The fee waiver was effective as of November 1, 2023 and will expire on October 31, 2024.

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no other material events that would require disclosure in the Portfolios’ financial statements through this date.

66	Bernstein Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Bernstein Fund, Inc. and Shareholders of Small Cap Core Portfolio, International Small Cap Portfolio and International Strategic Equities Portfolio

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Small Cap Core Portfolio, International Small Cap Portfolio and International Strategic Equities Portfolio (constituting Bernstein Fund, Inc., hereafter collectively referred to as the “Portfolios”) as of September 30, 2023, the related statements of operations for the year ended September 30, 2023, the statements of changes in net assets for each of the two years in the period ended September 30, 2023, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios as of September 30, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended September 30, 2023 and each of the financial highlights for each of the five years in the period ended September 30, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

New York, New York

November 22, 2023

We have served as the auditor of one or more investment companies in the AB Group of Mutual Funds since at least 1985. We have not been able to determine the specific year we began serving as auditor.

2023 Annual Report	67

2023 Federal Tax Information (Unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by each applicable Portfolio during the taxable year ended September 30, 2023. For corporate shareholders, the following percentages of dividends paid by each Portfolio qualify for the dividends received deduction.

PORTFOLIO	DIVIDENDS RECEIVED DEDUCTION % (CORPORATE SHAREHOLDERS)

Small Cap Core	100%

For the taxable year ended September 30, 2023, each Portfolio designates the following amounts as the maximum amount that may be considered qualified dividend income for individual shareholders.

PORTFOLIO	QUALIFIED DIVIDEND INCOME
Small Cap Core	$3,283,811

International Small Cap	14,791,633

International Strategic Equities	265,390,476

Certain Portfolios intend to make an election to pass through foreign taxes paid by the Portfolios to their shareholders. For the taxable year ended September 30, 2023, the maximum amounts of foreign taxes that may be passed through and the foreign source income for information reporting purposes is as follows:

PORTFOLIO	FOREIGN TAXES TO PASS THROUGH	FOREIGN SOURCE INCOME
International Small Cap	$4,207,518	$43,823,643

International Strategic Equities	25,892,194	248,293,484

For the taxable year ended September 30, 2023, the long-term capital gain distribution is as follows:

PORTFOLIO	LONG-TERM CAPITAL GAIN DISTRIBUTIONS
Small Cap Core	$48,515,330

International Small Cap	0

International Strategic Equities	0

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2024.

68	Bernstein Fund, Inc.

Bernstein Fund, Inc.

BOARD OF DIRECTORS

R. Jay Gerken(1)

Chair

Debra Perry(1)

Director

Jeffrey R. Holland(1)

Director

William Kristol(1)

Director

Donald K. Peterson(1)

Director

OFFICERS

Alexander Chaloff,

President

Andrew Birse(2),

Vice President

Peter Chocian(2),

Vice President

Vivian Chen(2),

Vice President

Samantha S. Lau(2),

Vice President

Stuart Rae(2),

Vice President

Erik A. Turenchalk(2),

Vice President

Nelson Yu(2),

Vice President

Nancy E. Hay,

Secretary

Michael B. Reyes,

Senior Vice President

Stephen M. Woetzel,

Treasurer and Chief Financial Officer

Phyllis J. Clarke,

Controller

Jennifer Friedland,

Chief Compliance Officer

CUSTODIAN AND ACCOUNTING AGENT

State Street Bank and Trust Company

One Congress Street, Suite 1

Boston, MA 02114

DISTRIBUTORS(3)

Sanford C. Bernstein & Co., LLC

1345 Avenue of the Americas

New York, NY 10105

AllianceBernstein Investments, Inc.

501 Commerce Street

Nashville, TN 37203

TRANSFER AGENT

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278

Toll-Free (800) 221-5672

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP

300 Madison Avenue

New York, NY 10017

LEGAL COUNSEL

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, NY 10019

(1)	Member of the Audit Committee, the Governance, Nominating and Compensation Committee, and the Independent Directors Committee.
(2)	The day-to-day management of, and investment decisions for, the Portfolios are made by the senior management teams. Mr. Rae and Ms. Chen are the investment professional with the most significant responsibility for the day-to-day management of the International Strategic Equities Portfolio. Messrs. Birse, Chocian and Yu are the investment professionals with the most significant responsibility for the day-to-day management of the International Small Cap Portfolio. Ms. Lau and Mr. Turenchalk are the investment professionals with the most significant responsibility for the day-to-day management of the Small Cap Core Portfolio.
(3)	Sanford C. Bernstein & Co., LLC acts as distributor of SCB Class shares of each Portfolio. AllianceBernstein Investments, Inc. acts as the principal underwriter and distributor of the Portfolios’ Advisor Class and Class Z shares. Advisor Class shares and Class Z shares are not subject to the Rule 12b-1 asset-based sales charges.

2023 Annual Report	69

Bernstein Fund, Inc. (continued)

DIRECTORS’ INFORMATION
Name, Address+, Age, (Year of Election*)	Principal Occupation(s) During Past Five (5) Years and Other Information	Portfolios in Fund Complex Overseen By Director	Other Directorships Currently Held by Director
DISINTERESTED DIRECTORS
R. Jay Gerken,# Chair of the Board 72 (2013)	Formerly, President and Chief Executive Officer of Legg Mason Partners Fund Advisor, LLC, and President & Board Member of The Legg Mason and Western Asset mutual funds from 2005 until June 2013. Previously, he was the President and Chair of the boards of the Citigroup Asset Management mutual funds from 2002 to 2005; Portfolio Manager and Managing Director, Smith Barney Asset Management from 1993 to 2001 and President & CEO, Directions Management of Shearson Lehman, Inc. from 1988 to 1993.	17	Cedar Lawn Corporation; New Jersey Chapter of The Nature Conservancy; and Associated Banc-Corp

Debra Perry,# 72 (2011)	Formerly, Senior Managing Director of Global Ratings and Research, Moody’s Investors Service, Inc. from 2001 to 2004; Chief Administrative Officer, Moody’s, from 1999 to 2001; Chief Credit Officer, Moody’s, from 2000 to 2001; Group Managing Director for the Finance, Securities and Insurance Ratings Groups, Moody’s Corp., from 1996 to 1999; earlier she held executive positions with First Boston Corporation and Chemical Bank.	17	Assurant, Inc., since 2017; Korn/Ferry International since 2008; Genworth Financial, Inc., from 2016-2022; PartnerRe, from 2013-2016; Bank of America Funds Series Trust, from 2011-2016

Jeffrey R. Holland,# 57 (2019)	Formerly, Limited Partner of Brown Brothers Harriman from 2014 to 2018. Prior thereto, General Partner of Brown Brothers Harriman from 2006 to 2013.	17	Director of various non-profit organizations

William Kristol,# 70 (1994)	Founder and Editor, The Weekly Standard from 1995 to 2018. He is a regular contributor on leading political commentary shows. He has served as the inaugural Vann Professor of Ethics in Society at Davidson College since 2019.	17	The Institute for the Study of War; Foundation for Constitutional Government; Defending Democracy Together Institute and Defending Democracy Together (All are non-profit educational corporations)

70	Bernstein Fund, Inc.

DIRECTORS’ INFORMATION (continued)
Name, Address+, Age, (Year of Election*)	Principal Occupation(s) During Past Five (5) Years and Other Information	Portfolios in Fund Complex Overseen By Director	Other Directorships Currently Held by Director
Donald K. Peterson,# 74 (2007)	Formerly, Chairman and Chief Executive Officer, Avaya Inc. (telecommunications equipment and services) from 2002 to 2006; President and Chief Executive Officer, Avaya Inc. from 2000 to 2001; President, Enterprise Systems Group in 2000; Chief Financial Officer, Lucent Technologies (telecommunications equipment and services) from 1996 to 2000; Chief Financial Officer, AT&T, Communications Services Group from 1995 to 1996; President, Nortel Communications Systems, Inc. (telecommunications and networking equipment) from 1994 to 1995. Prior thereto, he was at Nortel from 1976 to 1995.	17	Worcester Polytechnic Institute (Emeritus); Member of the Board of TIAA-Bank, FSB

+ The address for each of the Fund’s Disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

* There is no stated term of office for the Directors.

# Member of the Audit Committee, the Governance, Nominating, and Compensation Committee, and the Independent Directors Committee.

2023 Annual Report	71

Bernstein Fund, Inc. (continued)

MANAGEMENT OF THE FUND
Name, Address,* and Age	Principal Position(s) Held with Fund	Principal Occupation During Past Five (5) Years
Alexander Chaloff, 51	President

Senior Vice President of the Adviser** with which he has been associated since prior to 2018. He is Chief Investment Officer and Head of Investment & Wealth Strategies since April 2023. He previously served as Co-Head of the Investment Strategy Group since 2020. Prior to joining the firm in 2005, he was a managing director at Wilshire Associates, a leading global investment consultant, serving on the firm’s investment committee.

Andrew Birse, 45	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2018. He is also Chief Investment Officer - European Value Equities as of November 2022 and International Small Cap Equities since 2021.

Peter Chocian, 51	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2018.

Vivian Chen, 40	Vice President	Senior Vice President of the Adviser**, with which she has been associated since prior to 2018.

Samantha S. Lau, 51	Vice President	Senior Vice President of the Adviser**, with which she has been associated since prior to 2018. She is also Chief Investment Officer of Small and SMID Cap Growth Equities.

Stuart Rae, 58	Vice President

Senior Vice President and Chief Investment Officer of Asia-Pacific Value Equities of the Adviser,** with which he has been associated since prior to 2018. He is also Chief Investment Officer of Emerging Markets Value Equities since 2023.

Erik A. Turenchalk, 50	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2018.

Nelson Yu, 52	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2018. Chief Investment Officer - Investment Sciences and Insights since 2021 and Head - Blend Strategies since 2018.

72	Bernstein Fund, Inc.

MANAGEMENT OF THE FUND (continued)
Name, Address,* and Age	Principal Position(s) Held with Fund	Principal Occupation During Past Five (5) Years

Nancy E. Hay, 51	Secretary	Senior Vice President and Counsel of the Adviser, with which she has been associated since prior to 2018 and Assistant Secretary of the Retail Distributor**.

Michael B. Reyes, 47	Senior Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2018.

Stephen M. Woetzel, 52	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2018.

Phyllis J. Clarke, 62	Controller	Vice President of ABIS**, with which she has been associated since prior to 2018.

Jennifer Friedland, 49	Chief Compliance Officer

Vice President of the Adviser** since 2020 and Mutual Fund Chief Compliance Officer (of all Funds since January 2023 and of the ETF Funds since 2022). Before joining the Adviser** in 2020, she was Chief Compliance Officer at WestEnd Advisors, LLC from prior to 2018 until 2019.

* The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

** The Adviser, the Retail Distributor and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at (212) 486-5800, or visit www.bernstein.com, for a free prospectus or SAI.

2023 Annual Report	73

Operation and Effectiveness of the Portfolios’ Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Portfolios to designate an Administrator of the Portfolios’ Liquidity Risk Management Program. The Administrator of the Portfolios’ LRMP is AllianceBernstein L.P., the Portfolios’ investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Portfolios’ Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Portfolios’ LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2023, which covered the period January 1, 2022 through December 31, 2022 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Portfolios’ compliance with limits on investments in illiquid assets and mitigating the risk that the Portfolios will be unable to meet their redemption obligations in a timely manner.

Pursuant to the LRMP, the Portfolios classify the liquidity of their portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Portfolios’ strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Portfolios participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Portfolios are required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Portfolios’ reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Portfolio’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Portfolios’ LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was challenged due to rising rates and economic uncertainty. However, markets also remained orderly during the Program Reporting Period. There were no liquidity events that impacted the Portfolios or their ability to timely meet redemptions during the Program Reporting Period.

74	Bernstein Fund, Inc.

Board Consideration of Investment Management Arrangement

Bernstein Fund, Inc. (the “Fund”) is subject to Section 15 of the Investment Company Act of 1940, as amended. Section 15 provides that any investment advisory agreement with a registered investment company such as the Fund may continue in effect for a period of more than two years from the date of its execution, only so long as such continuance is specifically approved at least annually by the board of directors (or by vote of a majority of the outstanding voting securities of the investment company). Pursuant to this requirement, the Fund’s Board of Directors, including the Directors who are not interested persons of the Fund (the “Independent Directors”), unanimously approved the continuation of the Investment Management Agreement between the Fund, on behalf of the International Strategic Equities Portfolio, International Small Cap Portfolio, and Small Cap Core Portfolio (each, a “Portfolio” and collectively, the “Portfolios”) of the Fund, and AllianceBernstein L.P. (the “Adviser”)(the “Investment Management Agreement”) at a meeting held on October 25-26, 2023.

The following discussion describes the considerations in connection with the Board’s review of the Investment Management Agreement.

In connection with the annual review of the continuation of the Investment Management Agreement between the Fund and the Adviser, counsel to the Independent Directors sent a letter to the Adviser dated August 15, 2023, that contained a list of information requested by the Independent Directors to conduct their annual review. The Board of Directors, including the Independent Directors, met by video conference and in person and received and evaluated extensive materials relating to the continuation of the Investment Management Agreement from the Adviser. In addition, the Board received materials from the Senior Vice President of the Fund and an independent fee consultant as described below. On September 27, 2023, the Board of Directors held a video conference meeting to discuss its review of the Investment Management Agreement and the materials the Directors had been provided. At that meeting, the Independent Directors met separately with their independent counsel and the Senior Vice President and the independent fee consultant in executive sessions. Following the September 27, 2023 meeting, the Independent Directors, through counsel, requested certain additional information by means of an email from their independent counsel dated October 2, 2023, and the Adviser provided certain additional information by means of a memorandum dated October 11, 2023. On October 13, 2023, the Board of Directors held an executive session via video conference with independent counsel and the Senior Vice President to further discuss the additional materials the Directors had been provided. On October 25-26, 2023, the Board of Directors held an in-person meeting to continue their review of the Investment Management Agreement. During this meeting, the Adviser provided further information requested by the Independent Directors relating to contract renewal, and the Independent Directors also met separately with counsel to the Independent Directors as well as the Senior Vice President to review the contract renewal materials provided by the Adviser and the materials prepared by the Senior Vice President. At the conclusion of this meeting, the Board approved the continuation of the Investment Management Agreement for an additional annual term as described below.

In approving the Investment Management Agreement, the Board, including the Independent Directors, considered all information it deemed reasonably necessary to evaluate the terms of the Investment Management Agreement and considered whether the Agreement would be in the best interests of the Fund. In particular, the Board considered the information that was provided to them by the Adviser in response to their requests, as well as information prepared by the Senior Vice President and the independent fee consultant at the request of the Board. The Fund’s Senior Vice President assists the Board (as well as the boards of other funds sponsored by the Adviser) in evaluating investment management agreements and certain other plans and agreements pursuant to which the Adviser or its affiliates provide services to the Funds. The Board also considered other information provided to the Board in connection with the September 27, 2023 and October 25-26, 2023 meetings and throughout the past year.

The information considered by the Board included information with respect to the nature, extent and quality of services provided, investment performance, fees and expenses, profitability, economies of scale, and fall-out benefits and other revenue.

In the Board’s consideration of the factors discussed below, no single factor was considered in isolation or to be determinative to the decision of the Board to approve the Investment Management Agreement. Rather, the Board concluded, in light of a weighing and balancing of all factors considered and in the exercise of the Directors’ business judgment, that it was in the best interests of the Fund to approve the Investment Management Agreement including the fees to be charged for services thereunder, as summarized below.

2023 Annual Report	75

Fees and Expenses

The Board, including the Independent Directors, compared the fees and expense ratios of each Portfolio (before and after any fee waivers and expense reimbursements) against fees and expense ratios of a peer group of funds with similar investment objectives (“peer group”). Both the peer group and the funds within the peer group, with respect to the fee and expense data, were available from Strategic Insight, an independent provider of investment company data. The Board noted that each Portfolio’s contractual advisory fee was below the median of the peer group and that each Portfolio’s total expense ratio was below the peer group median in the Strategic Insight report. The Senior Vice President also performed analyses of the advisory fees, and compared such analyses to the Portfolios’ peer groups. In addition, the Board received and considered information from an independent fee consultant regarding the fees and expenses of the Portfolios as well as their investment performance.

The Board also received and considered information about the services rendered, and the fee rates charged, to other clients advised by the Adviser, including information about any recent advisory fee changes with respect to other investment companies advised by the Adviser. The Board noted the differences between the services provided to the Portfolios in comparison to those provided to other types of clients, including institutional clients and other investment companies for which the Adviser acted as investment adviser or subadviser, and the differences in the entrepreneurial and other risks borne by the Adviser in serving the Portfolios compared to other types of clients. In particular, with respect to the International Strategic Equities Portfolio, the Board noted that the Portfolio’s strategy included a greater allocation to emerging markets securities, versus certain other international portfolios managed by the Adviser that did not have a similar allocation to emerging markets securities.

The Board also considered the fee waivers and/or expense caps applicable to the International Small Cap Portfolio and the Small Cap Core Portfolio, and that, at the request of the Board, the Adviser had agreed to institute a fee waiver applicable to the International Strategic Equities Portfolio for one year.

On the basis of its review and consideration of the fees as described above and the Board’s consideration of the other factors described below, and in light of the Adviser’s agreement to fee waivers and/or expense caps applicable to the Portfolios, the Board concluded that the contractual advisory fees as proposed were reasonable.

Nature, Extent and Quality of Services Provided

The Board, including the Independent Directors, considered the nature, quality and extent of services performed by the Adviser and its affiliates gained from their experience as Directors of the Fund, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, and the Adviser’s initiative in identifying and raising potential issues with the Directors. The Board also considered the Adviser’s responsiveness, frankness and attention to concerns raised by the Directors from time to time, including the Adviser’s willingness to consider and implement organizational and other changes designed to improve investment results and the services provided to the Portfolios. The Board also considered the scope and quality of the Adviser’s investment management capabilities, other resources dedicated to performing its services, the quality of its compliance, administrative and other services provided to the Portfolios and the background and experience of the Adviser’s senior management. The Board reviewed the qualifications, backgrounds and responsibilities of the investment staff primarily responsible for day-to-day portfolio management services for each Portfolio and noted the Adviser’s commitment to strong research and investment management capabilities throughout changing market environments. The Board reviewed the compliance and administrative services of the Adviser that support the investment advisory services provided to the Portfolios.

In considering the nature and quality of the services provided by the Adviser, the Board, including the Independent Directors, received and considered information about each Portfolio’s investment performance, as well as the performance of its peer group and the performance of an appropriate benchmark index. The Board was provided with performance data versus each Portfolio’s peer group, for the 1-year, 3-year and 5-year periods ended July 31, 2023 and versus each Portfolio’s benchmark index for the 1-year, 3-year, 5-year and since inception for the relevant periods, as well as the most recently available Morningstar rating for the Portfolios. The Board also received certain updated performance information as of September 30, 2023. In addition, the Directors considered information showing performance compared to peer groups and benchmarks for rolling calendar year periods and the year to date. The Directors also receive detailed comparative performance information for the Portfolios at each regular Board meeting during the year. The Board recognized that the benchmark indices do not account for fees and expenses incurred by a

76	Bernstein Fund, Inc.

fund, including the Portfolios. The Directors also considered how peer groups have changed over time and how comparisons may differ depending upon the selection of the peer groups or benchmark indices.

Where the Portfolios had underperformed their peer groups or benchmark indices, the Directors considered the Adviser’s explanations for performance and, as applicable, measures the Adviser had taken or proposed to take to improve performance. In particular, for International Strategic Equities Portfolio, the Board noted that the Adviser had sought to improve performance by appointing an additional portfolio manager, among other things. The Board also noted that the Adviser’s implementation of a fee waiver for the International Strategic Equities Portfolio would help somewhat to improve the net performance of the Portfolio. For the International Small Cap Portfolio, the Board noted that the Portfolio’s recent performance had improved. The Directors noted generally the Adviser’s continued efforts to enhance the services provided to the Portfolios, including enhancements to portfolio management models. The Directors also noted that they would continue to monitor investment performance closely.

The Board concluded that the Adviser had the experience and resources necessary to provide services of appropriate nature, quality and scope with respect to the Portfolios.

Profitability

The Board, including the Independent Directors, considered the level of the Adviser’s profits in respect of its management of the respective Portfolios. The materials provided to the Independent Directors included information indicating the profitability of the Portfolios to the Adviser for calendar years 2021 and 2022. The Directors considered the assessment of an independent consultant that had reviewed the profitability statements for consistency with cost accounting theory and industry standards. The Directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data, noting that the methodology was consistent with the Adviser’s internal financial reporting. The Directors acknowledged that there are many potentially acceptable allocation methodologies for cost allocation, and that in certain cases the selected allocation methodology may not capture all costs borne by the Adviser with respect to a Portfolio. The Directors noted that they received information regarding all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to the Adviser’s subsidiaries that provide transfer agency and distribution services to the Fund, and that they had focused on profitability before taxes and distribution expenses. The Directors reviewed comparative information regarding profitability for other publicly-traded advisers, recognizing that it is difficult to make comparisons of profitability among different investment advisers because only limited comparative information is publicly available and the comparisons are affected by numerous factors including different business mixes.

After reviewing all relevant factors, the Directors, including the Independent Directors, concluded that the levels of the Adviser’s profits in respect of its management of the Portfolios were not excessive.

Economies of Scale

The Board, including the Independent Directors, considered whether there have been economies of scale in respect of the management of the Portfolios, whether the Portfolios have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Directors discussed possible ways in which any such economies of scale may be shared with the Portfolios, including by investment in enhanced services.

The Directors also considered the Senior Vice President materials which they received in connection with the review of the Investment Management Agreement, which included information reflecting changes in asset levels of the Portfolios and in the profitability of the Adviser over various periods.

After reviewing the profitability and economies of scale information provided by the Adviser, the Board concluded that the benefits of any economies of scale were appropriately being shared with Portfolio investors by way of, among other things and as applicable, establishing advisory fees at levels that contemplated future achievement of scale, breakpoint arrangements as currently in effect for the International Strategic Equities Portfolio, the fact that the International Small Cap and Small Cap Core Portfolios are research-intensive and may be capacity-constrained, expense caps and waivers applying to the Portfolios, and the Adviser’s continued reinvestment in the business, including by researching and implementing new product enhancements. The Directors also noted that they would continue to monitor the growth of the Portfolios.

2023 Annual Report	77

Fall-Out Benefits and Other Revenue

The Board, including the Independent Directors, also took into account so-called “fall-out benefits” to the Adviser, such as soft dollar arrangements (whereby the Adviser receives the benefit of research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis). The Directors recognized that the Adviser’s profitability would be lower without these benefits. They also considered other benefits potentially derived from an increase in the Adviser’s business as a result of its relationship with the Fund. The Directors concluded that these fall-out benefits to the Adviser were acceptable.

Advisory Fee Rate Schedule

On the basis of the information considered, the Board determined to approve the continuation of the Investment Management Agreement for an additional annual term, without change to the Portfolios’ contractual fee schedules, as set forth below.

PORTFOLIO	ANNUAL PERCENTAGE OF AVERAGE DAILY NET ASSETS OF EACH PORTFOLIO
International Strategic Equities	0.75% on the first $2.5 billion; 0.65% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.60% of assets in excess of $5 billion.

International Small Cap	1.00% of assets.

Small Cap Core	0.80% of assets.

78	Bernstein Fund, Inc.

Distributor

BERNSTEIN FUND, INC.

1345 AVENUE OF THE AMERICAS, NEW YORK, NY 10105

(212) 756-4097

ISCEC-0151-0923

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Donald K. Peterson, Debra Perry, R. Jay Gerken and Jeffrey R. Holland qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) – (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Pricewaterhouse Coopers LLP , for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues, quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees*
Bernstein Fund Inc. Small Cap Core Portfolio	2022	$21,700	$1,926	$22,794

	2023	$22,785	$1,933	$24,794

Bernstein Fund Inc. International Small Cap Portfolio	2022	$25,000	$1,926	$67,793

	2023	$26,250	$1,933	$111,843

Bernstein Fund Inc. International Strategic Equities Portfolio	2022	$30,000	$1,926	$149,558

	2023	$26,250	$1,933	$127,459

*	Paid to Ernst & Young LLP.

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) 100% of the amounts for Audit-Related Fees and Tax Fees in the table under Item 4 (b) and (c) are for services pre-approved by the Fund’s Audit Committee. No amounts are reported for Item 4 (d).

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
Bernstein Fund Inc. Small Cap Core Portfolio	2022	$5,874,283	$24,720
			$(1,926)
			$(22,794)

	2023	$5,896,623	$26,727
			$(1,933)
			$(24,794)

Bernstein Fund Inc. International Small Cap Portfolio	2022	$5,919,282	$69,719
			$(1,926)
			$(67,793)

	2023	$5,983,672	$113,776
			$(1,933)
			$(111,843)

Bernstein Fund Inc. International Strategic Equities Portfolio	2022	$6,001,047	$151,484
			$(1,926)
			$(149,558)

	2023	$5,999,288	$129,392
			$(1,933)
			$(127,459)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 13. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12(a)(1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12(b)(1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12(b)(2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12(c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes —Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Bernstein Fund, Inc.

By:	/s/ Alex Chaloff
Alex Chaloff
President

Date: November 29, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Alex Chaloff
Alex Chaloff
President

Date: November 29, 2023

By:	/s/ Stephen M. Woetzel
Stephen M. Woetzel
Treasurer and Chief Financial Officer

Date: November 29, 2023